Exhibit 4.2

EXECUTION VERSION

STORE MASTER FUNDING I, LLC,
as an Issuer,

STORE MASTER FUNDING II, LLC,
as an Issuer,

STORE MASTER FUNDING III, LLC
as an Issuer,

STORE MASTER FUNDING IV, LLC
as an Issuer,

STORE MASTER FUNDING V, LLC
as an Issuer,

STORE MASTER FUNDING VI, LLC
as an Issuer,

STORE MASTER FUNDING VII, LLC
as an Issuer,

and

CITIBANK, N.A.
as Indenture Trustee

SERIES 2018-1 SUPPLEMENT

Dated as of October 22, 2018

to

SIXTH AMENDED AND RESTATED MASTER INDENTURE

Dated as of October 22, 2018

NET-LEASE MORTGAGE NOTES, SERIES 2018-1

Exhibits
EXHIBIT A	Additional Representations and Warranties

Schedules
SCHEDULE I-A	Properties / Tenants
SCHEDULE I-B	Mortgage Loans
SCHEDULE I-C	Representations and Warranties Exception Schedule
SCHEDULE II	Reserved
SCHEDULE III-A	Reserved
SCHEDULE III-B	Amortization Schedule (Series 2013-1 Notes)
SCHEDULE III-C	Amortization Schedule (Series 2013-2 Notes)
SCHEDULE III-D	Amortization Schedule (Series 2013-3 Notes)
SCHEDULE III-E	Amortization Schedule (Series 2014-1 Notes)
SCHEDULE III-F	Amortization Schedule (Series 2015-1 Notes)
SCHEDULE III-G	Amortization Schedule (Series 2016-1 Notes)
SCHEDULE III-H	Amortization Schedule (Series 2018-1 Class A-1 (AAA) Notes)
SCHEDULE III-I	Amortization Schedule (Series 2018-1 Class A-2 (AAA) Notes)
SCHEDULE III- J	Amortization Schedule (Series 2018-1 Class A-3 (A+) Notes)
SCHEDULE III-K	Amortization Schedule (Series 2018-1 Class A-4 (A+) Notes)
SCHEDULE III-L	Amortization Schedule (Series 2018-1 Class B Notes)

SERIES 2018-1 SUPPLEMENT, dated as of October 22, 2018 (the “Series 2018-1 Supplement”), among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC (each an “Issuer” and together, the “Issuers”) and the Indenture Trustee.

Pursuant to this Series 2018-1 Supplement to the Sixth Amended and Restated Master Indenture (the “Master Indenture”), dated as of October 22, 2018, among the Issuers and the Indenture Trustee, the Issuers and the Indenture Trustee hereby create a new Series of Notes (the “Series 2018-1 Notes”), which consists of the Series 2018-1 Class A-1 (AAA) Notes, the Series 2018-1 Class A-2 (AAA) Notes, the Series 2018-1 Class A-3 (A+) Notes, the Series 2018-1 Class A-4 (A+) Notes and the Series 2018-1 Class B Notes (each, as defined below), and specify the Principal Terms thereof.

Pursuant to the Fifth Amended and Restated Master Indenture, dated as of October 18, 2016, as supplemented by the Series 2012-1 Supplement (as amended by the Omnibus Amendment Number One, dated May 4, 2017 (the “Omnibus Amendment”), among the Issuers and the Indenture Trustee, the “Series 2012-1 Supplement”), dated as of August 23, 2012, among STORE Master Funding I, LLC and the Indenture Trustee, as further supplemented by the Series 2013-1 Supplement (as amended by the Omnibus Amendment, “Series 2013-1 Supplement”), dated as of March 27, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC and the Indenture Trustee, as further supplemented by the Series 2013-2 Supplement (as amended by the Omnibus Amendment, “Series 2013-2 Supplement”), dated as of July 25, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and the Indenture Trustee, as further supplemented by the Series 2013-3 Supplement (as amended by the Omnibus Amendment, “Series 2013-3 Supplement”), dated as of December 3, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and the Indenture Trustee, as further supplemented by the Series 2014-1 Supplement (as amended by the Omnibus Amendment, “Series 2014-1 Supplement”), dated as of May 6, 2014, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and the Indenture Trustee, as further supplemented by the Series 2015-1 Supplement (as amended by the Omnibus Amendment, “Series 2015-1 Supplement”), dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and the Indenture Trustee, and as further supplemented by the Series 2016-1 Supplement (as amended by the Omnibus Amendment, “Series 2016-1 Supplement”), dated as of October 18, 2016, among the Issuers and the Indenture Trustee, the Issuers issued the Net-Lease Mortgage Notes, Series 2016-1 (the “Series 2016-1 Notes”), with an initial series principal balance equal to $355,000,000.

Pursuant to the Fourth Amended and Restated Master Indenture, dated as of April 16, 2015, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement, as further supplemented by the Series 2013-3 Supplement, as further supplemented by the Series 2014-1 Supplement and as further supplemented by the Series 2015-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC issued the Net-Lease Mortgage Notes, Series 2015-1 (the “Series 2015-1 Notes”), with an initial series principal balance equal to $395,000,000.

Pursuant to the Third Amended and Restated Master Indenture, dated as of May 6, 2014, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement, as further supplemented by the Series 2013-3 Supplement, as further supplemented by the Series 2014-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and STORE Master Funding V, LLC issued the Net-Lease Mortgage Notes, Series 2014-1 (the “Series 2014-1 Notes”), with an initial series principal balance equal to $277,500,000.

Pursuant to the Second Amended and Restated Master Indenture, dated as of December 3, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement and as further supplemented by the Series 2013-3 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and STORE Master Funding IV, LLC issued the Net-Lease Mortgage Notes, Series 2013-3 (the “Series 2013-3 Notes”), with an initial series principal balance equal to $190,000,000.

Pursuant to the Amended and Restated Master Indenture (the “Amended and Restated Master Indenture”), dated as of March 27, 2013, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement and as further supplemented by the Series 2013-2 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC and STORE Master Funding III, LLC issued the Net-Lease Mortgage Notes, Series 2013-2 (the “Series 2013-2 Notes”), with an initial series principal balance equal to $218,500,000.

Pursuant to the Amended and Restated Master Indenture, as supplemented by the Series 2012-1 Supplement and as further supplemented by the Series 2013-1 Supplement, STORE Master Funding I, LLC and STORE Master Funding II, LLC issued the Net-Lease Mortgage Notes, Series 2013-1 (the “Series 2013-1 Notes”), with an initial series principal balance equal to $270,000,000.

Pursuant to the Master Indenture, dated as of August 23, 2012, among STORE Master Funding I, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, STORE Master Funding I, LLC issued the Net-Lease Mortgage Notes, Series 2012-1 (the “Series 2012-1 Notes”), with an initial series principal balance equal to $229,500,000.

Pursuant to the Indenture, the Issuers, together with any applicable co-issuers, may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a related Series Supplement to the Indenture.

ARTICLE I

DEFINITIONS

Section 1.01.          Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture or in the Property Management Agreement, as applicable.

“Accrual Period”:  With respect to the Series 2018-1 Notes and any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the initial Accrual Period, from and including the Series Closing Date) to, but excluding, such Payment Date.

“Allocated Loan Amount”:  As defined in the Property Management Agreement.

“Allocated Release Amount”:  For a Released Asset (other than any Delinquent Asset or Defaulted Asset purchased by the Special Servicer or the Property Manager or any assignee thereof or sold to a STORE SPE), an amount equal to the lesser of (A) the Fair Market Value of such Released Asset and (B) one hundred fifteen percent (115%) of the Allocated Loan Amount of such Released Asset.

“Anticipated Repayment Date”:  With respect to the Series 2018-1 Class A-1 (AAA) Notes and the Series 2018-1 Class A-3(A+) Notes, the Payment Date occurring in October 2024.  The Anticipated Repayment Date for the Series 2018-1 Class A-2 (AAA) Notes, the Series 2018-1 Class A-4 (A+) Notes and the Series 2018-1 Class B Notes is the Payment Date occurring in October 2027.

“Collateral Defect”:  As defined in the Property Management Agreement.

“Controlling Party”:  With respect to the Series 2018-1 Notes, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2018-1 Class A (AAA) Notes, or, if such Series 2018-1 Class A (AAA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2018-1 Class A (A+) Notes, or, if such Series 2018-1 Class A (A+) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2018-1 Class B Notes.

“Early Amortization Period”:  With respect to the Series 2018-1 Notes, (a) as defined in the Master Indenture and (b) in the event that the Issuers do not repay the Outstanding Principal Balance of the Series 2018-1 Notes in full on or prior to the applicable Anticipated Repayment Date commencing on the applicable Anticipated Repayment Date.

“Early Refinancing Notice Date”:  As defined in Section 2.05.

“Early Refinancing Prepayment”:  As defined in Section 2.05.

“Future Funding Deposit”:  As defined in Section 4.03(a).

“Guaranty”:  With respect to the Series 2018-1 Notes, the Guaranty, dated as of August 23, 2012, by STORE Capital in favor of the Indenture Trustee and the Collateral Agent, for the benefit of the Noteholders, as may be amended or restated from time to time.

“Indenture”:  With respect to the Series 2018-1 Notes, the Sixth Amended and Restated Master Indenture, dated as of October 22, 2018, as supplemented by the Series 2012-1 Supplement, the Series 2013-1 Supplement, the Series 2013-2 Supplement, the Series 2013-3 Supplement, the Series 2014-1 Supplement, the Series 2015-1 Supplement, the Series 2016-1 Supplement, this Series 2018-1 Supplement and any other Series Supplement, as applicable, each as may be amended or supplemented from time to time.

“Indenture Trustee Fee Rate”: With respect to the Series 2018-1 Notes, 0.0095%.

“Initial Principal Balance”:  With respect to each Class of the Series 2018-1 Notes, as set forth on the table in Section 2.01(a) hereof.

“Initial Purchaser”:  Each of Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

“Issuer Interests”:  The limited liability company interests of STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC.

“Issuer Member”:  With respect to the Series 2018-1 Notes, STORE Capital Acquisitions, LLC.

“Limited Liability Company Agreement”:  (i) The Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding I, LLC, dated as of November 14, 2013; (ii) the Third Amended and Restated Limited Liability Company Agreement of STORE Master Funding II, LLC, dated as of November 14, 2013; (iii) the Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding III, LLC, dated as of November 14, 2013; (iv) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding IV, LLC, dated as of November 14, 2013; (v) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding V, LLC, dated as of April 28, 2014; (vi) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VI, LLC, dated as of April 15, 2015; and (vii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VII, dated as of October 13, 2016, LLC, each as may be amended or restated from time to time.

“Make Whole Amount”:  With respect to the Series 2018-1 Notes and any Payment Date (I) upon which any Unscheduled Principal Payment related to any Third Party Option Price received as a result of a Third Party Purchase Option, Payoff Amounts received in connection with releases and sales of Leases and Properties, any proceeds derived from each un-leased Property (exclusive of related operating costs, including certain reimbursements payable to the Property Manager in connection with the operation and disposition of such un-leased Property), or any other amount disbursed from the Release Account to the Collection Account relating to Released Assets, shall be paid pursuant to Section 2.02 of this Series Supplement or (II) (x) with respect to the Series 2018-1 Class A-1 (AAA) Notes and the Series 2018-1 Class A-3 (A+) Notes, that occurs more than twenty-four (24) months prior to the Anticipated Repayment Date for such Class of Series 2018-1 Notes or (y) with respect to the Series 2018-1 Class A-2 (AAA) Notes and the Series 2018-1 Class A-4 (A+) Notes, that occurs more than thirty-six (36) months prior to the Anticipated Repayment Date for such Class of Series 2018-1 Notes, upon which a Voluntary Prepayment is made, the payment due to each Series 2018-1 Noteholder in an amount not less than zero (as calculated two (2) Business Days prior to such Payment Date) equal to: the product of (1) the Applicable Paydown Percentage and (2)(A) using the Reinvestment Yield, the sum of the present values of the scheduled payments of principal and interest remaining until the applicable Anticipated Repayment Date (calculated prior to the application of the Voluntary Prepayment or Unscheduled Principal Payment, as applicable), minus (B) the amount of principal repaid by the Voluntary Prepayment or Unscheduled Principal Payment, as applicable.

“Maximum Property Concentrations”:  With respect to any Determination Date and any concentration set forth below, means a percentage equal to the aggregate Allocated Loan Amounts in such concentration over the aggregate Allocated Loan Amounts of the Collateral Pool: (a) with respect to the Other Amusement and Recreation Industries (7139) industry group from the North American Industry Classification System as of any Determination Date, a percentage equal to 20.0%, and (b) in the case of any other industry group from the North American Industry Classification System (other than Restaurants and Other Eating Places, so long as no related Restaurant Concept exceeds 12.5% of the Allocated Loan Amount of the Collateral Pool) as of any Determination Date, a percentage no greater than 15.0% as of such Determination Date; (ii) with respect to any Tenant (including affiliates thereof), (a) in the case of the largest Tenant (including affiliates thereof) as of any Determination Date, a percentage equal to 12.5% and (b) in the case of the 5 largest Tenants (including affiliates thereof) as of any Determination Date, an aggregate percentage equal to 45% as of such Determination Date; (iii) (a) with respect to Properties located in any state (other than Texas, Illinois and Tennessee) as of any Determination Date, a percentage equal to 12.5%; (b) with respect to Properties located in Illinois or Tennessee as of any Determination Date, a percentage equal to 15.0% as of such Determination Date and (c) with respect to Properties located in Texas as of any Determination Date, a percentage equal to 27.5% as of such Determination Date; (iv) with respect to Properties with a 4-Wall FCCR less than 1.4x as of any Determination Date, a percentage equal to 12.0% as of such Determination Date; (v) with respect to ground leases as of any Determination Date, a percentage equal to 2% as of such Determination Date; (vi) with respect to Tenants which pay Percentage Rent only as of any Determination Date, a percent equal to 2.0% as of such Determination Date; (vii) with respect to Properties with less than 12 months of operating history at such location as of any Determination Date, a percentage equal to 10.0% as of such Determination Date and (viii) (a) with respect to Mortgage Loans, as of any Determination Date prior to a New Issuance, a percentage no greater than 0.0% as of such Determination Date and (b) with respect to Mortgage Loans, as of any Determination Date on or after the date of the first New Issuance, a percentage no greater than 20.0% as of such Determination Date.

“Note Interest”:  The Series 2018-1 Class A-1 (AAA) Note Interest, the Series 2018-1 Class A-2 (AAA) Note Interest, the Series 2018-1 Class A-3 (A+) Note Interest, the Series 2018-1 Class A-4 (A+) Note Interest or the Series 2018-1 Class B Note Interest, as applicable.

“Note Rate”:  The Series 2018-1 Class A-1 (AAA) Note Rate, the Series 2018-1 Class A-2 (AAA) Note Rate, the Series 2018-1 Class A-3 (A+) Note Rate, the Series 2018-1 Class A-4 (A+) Note Rate or the Series 2018-1 Class B Note Rate, as applicable.

“Post-ARD Additional Interest Rate”:  With respect to the Series 2018-1 Notes, a rate determined by the Property Manager to be the greater of (i) 5.0% and (ii) the applicable Post-ARD Reset Rate.

“Post-ARD Reset Rate”:  With respect to the Series 2018-1 Notes, the positive amount (expressed as a rate per annum), if any, by which (i) the sum of (A) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the applicable Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (B) 5.0%, plus (C) the applicable Post-ARD Spread exceeds (ii) the applicable Note Rate.

“Post-ARD Spread”:  (i) With respect to the Series 2018-1 Class A-1 (AAA) Notes, a percentage equal to 0.85%, (ii) with respect to the Series 2018-1 Class A-2 (AAA) Notes, a percentage equal to 1.15%, (iii) and with respect to the Series 2018-1 Class A-3 (A+) Notes, a percentage equal to 1.30%, (iv) with respect to the Series 2018-1 Class A-4 (A+) Notes, a percentage equal to 1.60% and (v) with respect to the Series 2018-1 Class B Notes, a percentage equal to 2.60%; provided, however, that with respect to the Series 2018-1 Class B Notes, such rate may be reset by the Issuers in the future.

“Private Placement Memorandum”:  With respect to the Series 2018-1 Notes, the Private Placement Memorandum dated October 1, 2018.

“Qualified Release Amount”: A portion of the Collateral Pool that may be released in connection with an Early Refinancing Prepayment, applying a Release Price equal to the greater of Fair Market Value and one hundred twenty-five percent (125%) of the Allocated Loan Amount of the Properties, Hybrid Leases and/or Loans being released, that in the aggregate is no greater than the dollar amount of the Notes being prepaid in connection with such Early Refinancing Prepayment.

“Rated Final Payment Date”:  With respect to the Series 2018-1 Notes, the Payment Date occurring in October 2048.

“Reinvestment Yield”:  With respect to any Class of Series 2018-1 Notes, the yield on United States Treasury Securities having the closest maturity (month and year) to the weighted average life of such Class of Notes as of such Payment Date, based on the Anticipated Repayment Date of such Class of Notes (prior to the application of any Voluntary Prepayment or Unscheduled Principal Payment with respect thereto; if more than one such quoted United States Treasury Security has the same maturity date, then the yield of the United States Treasury Security quoted closest to par), plus 0.50%.

“Scheduled Class A-1 (AAA) Principal Balance”:  With respect to any Payment Date and the Series 2018-1 Class A-1 (AAA) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-H.

“Scheduled Class A-1 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2018-1 Class A-1 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-1 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-1 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2018-1 Class A-1 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date

“Scheduled Class A-2 (AAA) Principal Balance”:  With respect to any Payment Date and the Series 2018-1 Class A-2 (AAA) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-I.

“Scheduled Class A-2 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2018-1 Class A-2 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-2 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-2 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2018-1 Class A-2 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-3 (A+) Principal Balance”:  With respect to any Payment Date and the Series 2018-1 Class A-3 (A+) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-J.

“Scheduled Class A-3 (A+) Principal Payment”: With respect to each Payment Date and the Series 2018-1 Class A-3 (A+) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-3 (A+) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-3 (A+) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-3 (A+) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2018-1 Class A-3 (A+) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-3 (A+) Principal Balance for the prior Payment Date.

“Scheduled Class A-4 (A+) Principal Balance”:  With respect to any Payment Date and the Series 2018-1 Class A-4 (A+) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-K.

“Scheduled Class A-2 (A+) Principal Payment”: With respect to each Payment Date and the Series 2018-1 Class A-4 (A+) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-4 (A+) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-4 (A+) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-4 (A+) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2018-1 Class A-4 (A+) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-4 (A+) Principal Balance for the prior Payment Date.

“Scheduled Class B Principal Balance”:  With respect to any Payment Date and the Series 2018-1 Class B Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-L.

“Scheduled Class B Principal Payment”: With respect to each Payment Date and the Series 2018-1 Class B Notes, an amount equal to (i) on any Payment Date prior to the Anticipated Repayment Date, zero dollars ($0) and (ii) on the Anticipated Repayment Date, the Outstanding Principal Balance of the Series 2018-1 Class B Notes.

“Scheduled Series Principal Balance”:  With respect to any Payment Date, the sum of the Scheduled Class A-1 (AAA) Principal Balance, the Scheduled Class A-2 (A+) Principal Balance and the Scheduled Class B Principal Balance.

 “Series 2018-1 Class A (AAA) Notes”:  Collectively, the Series 2018-1 Class A-1 (AAA) Notes and the Series 2018-1 Class A-2 (AAA) Notes.

“Series 2018-1 Class A (A+) Notes”:  Collectively, the Series 2018-1 Class A-3 (A+) Notes and the Series 2018-1 Class A-4 (A+) Notes.

“Series 2018-1 Class A (AAA) Noteholder”: With respect to any Series 2018-1 Class (AAA) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2018-1 Class A (A+) Noteholder”: With respect to any Series 2018-1 Class A (A+) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2018-1 Class A-1 (AAA) Noteholder”: With respect to any Series 2018-1 Class A-1 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2018-1 Class A-1 (AAA) Note Interest”:  On any Payment Date for the Series 2018-1 Class A-1 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2018-1 Class A-1 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2018-1 Class A-1 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2018-1 Class A-1 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2018-1 Class A-1 (AAA) Notes.

“Series 2018-1 Class A-1 (AAA) Notes”: Any of the Series 2018-1 Class A-1 (AAA) Notes, issued pursuant to this Series 2018-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2018-1 Class A-2 (AAA) Noteholder”: With respect to any Series 2018-1 Class A-2 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2018-1 Class A-2 (AAA) Note Interest”:  On any Payment Date for the Series 2018-1 Class A-2 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2018-1 Class A-2 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2018-1 Class A-2 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2018-1 Class A-2 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2018-1 Class A-2 (AAA) Notes.

“Series 2018-1 Class A-2 (AAA) Notes”: Any of the Series 2018-1 Class A-2 (AAA) Notes, issued pursuant to this Series 2018-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2018-1 Class A-3 (A+) Noteholder”: With respect to any Series 2018-1 Class A-3 (A+) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2018-1 Class A-3 (A+) Note Interest”:  On any Payment Date for the Series 2018-1 Class A-3 (A+) Notes, the interest accrued during the related Accrual Period at the Series 2018-1 Class A-3 (A+) Note Rate, applied to the Outstanding Principal Balance of the Series 2018-1 Class A-3 (A+) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2018-1 Class A-3 (A+) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2018-1 Class A-3 (A+) Notes.

“Series 2018-1 Class A-3 (A+) Notes”: Any of the Series 2018-1 Class A-3 (A+) Notes, issued pursuant to this Series 2018-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2018-1 Class A-4 (A+) Noteholder”: With respect to any Series 2018-1 Class A-4 (A+) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2018-1 Class A-4 (A+) Note Interest”:  On any Payment Date for the Series 2018-1 Class A-4 (A+) Notes, the interest accrued during the related Accrual Period at the Series 2018-1 Class A-4 (A+) Note Rate, applied to the Outstanding Principal Balance of the Series 2018-1 Class A-4 (A+) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2018-1 Class A-4 (A+) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2018-1 Class A-4 (A+) Notes.

“Series 2018-1 Class A-4 (A+) Notes”: Any of the Series 2018-1 Class A-4 (A+) Notes, issued pursuant to this Series 2018-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

 “Series 2018-1 Class B Noteholder”: With respect to any Series 2018-1 Class B Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2018-1 Class B Note Interest”:  On any Payment Date for the Series 2018-1 Class B Notes, the interest accrued during the related Accrual Period at the Series 2018-1 Class B Note Rate, applied to the Outstanding Principal Balance of the Series 2018-1 Class B Notes before giving effect to any payments of principal on such Payment Date.

“Series 2018-1 Class B Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2018-1 Class B Notes; provided, however, that such annual rate may be reset by the Issuers in the future so long as such reset Note Rate does not exceed the Note Rate Series 2018-1 Class B Notes applicable on the date hereof.

“Series 2018-1 Class B Notes”: Any of the Series 2018-1 Class B Notes, issued pursuant to this Series 2018-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2, A-3, A-4 or A-5 attached to the Indenture.

“Series 2018-1 Note”: Any of the Series 2018-1 Class A-1 (AAA) Notes, Series 2018-1 Class A-2 (AAA) Notes, Series 2018-1 Class A-3 (A+) Notes, Series 2018-1 Class A-4 (A+) Notes and Series 2018-1 Class B Notes.

“Series 2018-1 Noteholder”:  Any of the Series 2018-1 Class A-1 (AAA) Noteholders, Series 2018-1 Class A-2 (AAA) Noteholders, Series 2018-1 Class A-3 (A+) Noteholders, Series 2018-1 Class A-4 (A+) Noteholders and Series 2018-1 Class B Noteholders.

“Series 2018-1 Redemption Date”:  As defined in Section 2.03(a).

“Series Closing Date”:  October 22, 2018.

“Series Disposition Period Date”:  As defined in Section 2.01(f).

“Triple A Release Event”:  As defined in Section 2.06.

“Unscheduled Principal Payment”:  With respect to any Payment Date, the sum of (A) all Unscheduled Proceeds (other than any Unscheduled Proceeds described in clause (vii) of the definition thereof) that are deposited into the Collection Account for such Payment Date and (B) all Allocated Release Amounts associated with any Release Price deposited into the Collection Account (including Allocated Release Amounts disbursed from the Release Account to the Collection Account) during the related Collection Period.

ARTICLE II

CREATION OF THE SERIES 2018-1 NOTES; PAYMENTS ON THE SERIES 2018-1 NOTES

Section 2.01.          Designation.

(a)                         There is hereby created a Series of Notes consisting of the Series 2018-1 Class A-1 (AAA) Notes, the Series 2018-1 Class A-2 (AAA) Notes, the Series 2018-1 Class A-3 (A+) Notes, the Series 2018-1 Class A-4 (A+) Notes and the Series 2018-1 Class B Notes to be issued by the Issuers pursuant to the Indenture and this Series 2018-1 Supplement to be known as “Net-Lease Mortgage Notes, Series 2018-1.”  The Series 2018-1 Notes shall have the following Class Designations, Initial Principal Balances, Note Rates and Ratings:

Class Designation	Initial Principal Balance	Note Rate	Ratings (S&P)
Series 2018-1 Class A-1 (AAA) Notes	$150,000,000	3.96%	AAA(sf)
Series 2018-1 Class A-2 (AAA) Notes	$228,000,000	4.29%	AAA(sf)
Series 2018-1 Class A-3 (A+) Notes	$50,000,000	4.40%	A+(sf)
Series 2018-1 Class A-4 (A+) Notes	$164,000,000	4.74%	A+(sf)
Series 2018-1 Class B Notes	$34,000,000	5.72%[1]	BBB(sf)

1 The Note Rate with respect to the Series 2018-1 Class B Notes may be reset by the Issuers in the future, subject to the restrictions set forth in this Indenture.

The Note Interest with respect to the Series 2018-1 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Series 2018-1 Notes shall not have preference or priority over the Notes of any other Series except to the extent set forth in the Indenture.  The Series 2018-1 Notes shall not be subordinate to any other Series.

(b)                           The initial Payment Date with respect to the Series 2018-1 Notes shall be the Payment Date occurring in November 2018.  The Rated Final Payment Date with respect to the Series 2018-1 Notes shall be on the Payment Date in October 2048.

(c)                            The initial Collection Period with respect to the Series 2018-1 Notes shall be the period commencing on the Series Closing Date and ending on the Determination Date in November 2018.

(d)                           On the Series Closing Date, (1) the Series 2018-1 Class A Notes shall be issued in the form of Book-Entry Notes and (2) the Series 2018-1 Class B Notes offered and sold shall be issued in the form of Definitive Notes.  For the avoidance of doubt, the Series 2018-1 Notes may be transferred in accordance with Article II of the Master Indenture, subject to the additional requirements set forth herein.

(e)                     Each statement, notice or other document related to the Series 2018-1 Notes required to be provided to any applicable Rating Agency pursuant to Sections 5.14 or 6.02 of the Master Indenture via email shall be sent to the following address: servicer_reports@sandp.com.

(f)                             The “Series Disposition Period Date” with respect to the Series 2018-1 Notes shall be the Payment Date occurring in October 2045.

Section 2.02.          Payments on the Series 2018-1 Notes.  On each Payment Date, the Indenture Trustee will apply and distribute the Series Available Amount with respect to the Series 2018-1 Notes for such Payment Date for the following purposes and in the following order of priority:

(1)           on a pro rata basis, (a) to the Series 2018-1 Class A-1 (AAA) Noteholders, the Series 2018-1 Class A-1 (AAA) Note Interest, plus unpaid Series 2018-1 Class A-1 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2018-1 Class A-1 (AAA) Note Interest at the Series 2018-1 Class A-1 (AAA) Note Rate, and (b) to the holders of the Series 2018-1 Class A-2 (AAA) Notes, the Note Interest with respect to the Series 2018-1 Class A-2 (AAA) Notes, plus unpaid Note Interest with respect to the Series 2018-1 Class A-2 (AAA) Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Series 2018-1 Class A-2 (AAA) Notes;

(2)           on a pro rata basis, (a) to the Series 2018-1 Class A-3 (A+) Noteholders, the Series 2018-1 Class A-3 (A+) Note Interest, plus unpaid Series 2018-1 Class A-3 (A+) Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2018-1 Class A-2 (A+) Note Interest at the Series 2018-1 Class A-3 (A+) Note Rate, and (b) to the Series 2018-1 Class A-4 (A+) Noteholders, the Note Interest with respect to the Series 2018-1 Class A-4 (A+) Notes, plus unpaid Note Interest with respect to the Series 2018-1 Class A-4 (A+) Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Series 2018-1 Class A-4 (A+) Notes;

(3)          to the Series 2018-1 Class B Noteholders, the Series 2018-1 Class B Note Interest, plus unpaid Series 2018-1 Class B Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2018-1 Class B Note Interest at the Series 2018-1 Class B Note Rate;

(4)           (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2018-1 Class A-1 (AAA) Noteholders, an amount equal to the Scheduled Class A-1 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2018-1 Class A-1 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2018-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2018-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2018-1 Class A-1 (AAA) Notes has been reduced to zero) and (ii) to the Series 2018-1 Class A-2 (AAA) Noteholders, an amount equal to the Scheduled Class A-2 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2018-1 Class A-2 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2018-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2018-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2018-1 Class A-2 (AAA) Notes has been reduced to zero), or (b) if an Early Amortization Period or Indenture Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Series 2018-1 Class A (AAA) Notes), to the Series 2018-1 Class A-1 (AAA) Noteholders and the Series 2018-1 Class A-2 (AAA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2018-1 Class A (AAA) Notes has been reduced to zero;

(5)           (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2018-1 Class A-3 (A+) Noteholders, an amount equal to the Scheduled Class A-3 (A+) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2018-1 Class A-3 (A+) Notes as a percentage of the Outstanding Principal Balance of the Series 2018-1 Class A (A+) Notes) of any Unscheduled Principal Payment allocable to the Series 2018-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2018-1 Class A-3 (A+) Notes has been reduced to zero) and (ii) to the Series 2018-1 Class A-4 (A+) Noteholders, an amount equal to the Scheduled Class A-4 (A+) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2018-1 Class A-4 (A+) Notes as a percentage of the Outstanding Principal Balance of the Series 2018-1 Class A (A+) Notes) of any Unscheduled Principal Payment allocable to the Series 2018-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2018-1 Class A-4 (A+) Notes has been reduced to zero), or (b) if an Early Amortization Period or Indenture Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Series 2018-1 Class A (A+) Notes), to the Series 2018-1 Class A-3 (A+) Noteholders and the Series 2018-1 Class A-4 (A+) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2018-1 Class A (A+) Notes has been reduced to zero;

(6)            (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, to the Series 2018-1 Class B Noteholders, an amount equal to the Scheduled Class B Principal Payment and the Unscheduled Principal Payment allocable to the Series 2018-1 Notes for such Payment Date remaining after distributions to the Series 2018-1 Class A-1 (AAA), the Series 2018-1 Class A-2 (AAA) Notes, Class A-3 (A+) Notes and the Series 2018-1 Class A-4 (A+) Notes, respectively, pursuant to clauses 4(a) and 5(a) above, if any; or (b) if an Early Amortization Period or an Event of Default has occurred and is continuing, to the Series 2018-1 Class B Noteholders, all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2018-1 Class B Notes has been reduced to zero;

(7)           to the Series 2018-1 Class A-1 (AAA) Noteholders and the Series 2018-1 Class A-2 (AAA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2018-1 Class A-1 (AAA) Notes and the Series 2018-1 Class A-2 (AAA) Notes, if any, due on such Payment Date;

(8)           to the Series 2018-1 Class A-3 (A+) Noteholders and the Series 2018-1 Class A-4 (A+) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2018-1 Class A-3 (A+) Notes and the Series 2018-1 Class A-4 (A+) Notes, if any, due on such Payment Date;

(9)            to the Series 2018-1 Class B Noteholders, the Make Whole Amount allocated to the Series 2018-1 Class B Notes, if any, due on such Payment Date;

(10)         to the Series 2018-1 Class A-1 (AAA) Noteholders and the Series 2018-1 Class A-2 (AAA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2018-1 Class A-1 (AAA) Notes and the Series 2018-1 Class A-2 (AAA) Notes on such Payment Date;

(11)         to the Series 2018-1 Class A-3 (A+) Noteholders and the Series 2018-1 Class A-4 (A+) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2018-1 Class A-3 (A+) Notes and the Series 2018-1 Class A-4 (A+) Notes on such Payment Date;

(12)          to the Series 2018-1 Class B Noteholders, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2018-1 Class B Notes on such Payment Date; and

(13)          to the Issuers, all remaining Series Available Amounts.

Section 2.03.          Redemption of the Series 2018-1 Notes.

(a)                           The Issuers may, at their option, elect to purchase the Outstanding Principal Balance of the Series 2018-1 Notes, in whole or in part, on any Business Day commencing with the Series Closing Date (such date, the “Series 2018-1 Redemption Date”) in an amount sufficient to pay (i) the then Outstanding Principal Balance of the Series 2018-1 Notes, plus all accrued and unpaid interest thereon, (ii) all amounts related to the Series 2018-1 Notes that are outstanding to the Indenture Trustee, the Property Manager, the Special Servicer and the Back-Up Manager, and (iii) the required Make Whole Amount, if applicable, by giving written notice to the Indenture Trustee, the Property Manager, the Special Servicer, the Back-Up Manager and the Rating Agencies no less than fifteen (15) days prior to the Series 2018-1 Redemption Date; provided, however, such notice may be a revocable notice and may be withdrawn up to four (4) Business Days prior to such Series 2018-1 Redemption Date.  The Issuers may purchase the Outstanding Principal Balance of the Series 2018-1 Notes, in part, so long as the Issuers shall also purchase a pro rata amount of the Outstanding Principal Balance of each other Outstanding Series of Notes.

(b)                          On any Business Day that is less than or equal to (x) with respect to the Series 2018-1 Class A-1 (AAA) Notes and the Series 2018-1 Class A-3 (A+) Notes, twenty-four (24) months prior to the Anticipated Repayment Date of such Class of Series 2018-1 Notes or (y) with respect to the Series 2018-1 Class A-2 (AAA) Notes and the Series 2018-1 Class A-4 (A+) Notes, thirty-six (36) months prior to the Anticipated Repayment Date of such Class of Series 2018-1 Notes, the Issuers may purchase the Outstanding Principal Balance of any such Class of Series 2018-1 Notes, in whole, without purchasing the Outstanding Principal Balance of any other Class of Notes; provided, however, except in connection with a Series Collateral Release, unless the Issuers purchase the Outstanding Principal Balance of all Outstanding Series of Notes, the Issuers may not purchase the Outstanding Principal Balance of any Class of Series 2018-1 Notes, in whole, if there shall be Outstanding (i) any other Series 2018-1 Notes or (ii) a Class of any other Series, in each case, with a higher alphabetical designation and an Anticipated Repayment Date that is the same as, or sooner than, the Anticipated Repayment Date of the Class of Notes being prepaid.  For the avoidance of doubt, proceeds from a Series Collateral Release shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2018-1 Notes or the Notes of any other Series.

(c)                         In the event a prepayment option is exercised pursuant to Section 2.03(a) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2018-1 Redemption Date an amount in immediately available funds equal to the amount described in Section 2.03(a).  Upon confirmation that such deposit has been made, the Indenture Trustee shall: (1) remit principal amounts set forth under Section 2.03(a)(i) above, pro rata, to the Series 2018-1 Noteholders based on their respective Outstanding Principal Balances, and shall remit interest amounts set forth under Section 2.03(a)(i) above in accordance with the respective accrued and unpaid amounts to which they are then entitled to payment; (2) pay all amounts set forth under Section 2.03(a)(ii) above to each applicable party as set forth in the applicable notice of redemption provided by the Issuers pursuant to this Section 2.03; and (3) remit the Make Whole Amount set forth under Section 2.03(a)(iii), if applicable, pro rata, to the Series 2018-1 Noteholders based on their respective Outstanding Principal Balances.

(d)                        In the event the Issuers elect to prepay a Class of the Series 2018-1 Notes pursuant to Section 2.03(b) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2018-1 Redemption Date an amount in immediately available funds equal to the amounts described in Section 2.03(a)(i), (ii) and (iii) above.  Upon confirmation that such deposit has been made, the Indenture Trustee shall remit such principal amounts, interest amounts and Make Whole Amounts to which such Noteholders are then entitled, as set forth in the applicable notice of redemption provided by the Issuers pursuant to Section 2.03(a).

(e)                           In the event the Issuers elect to prepay a Series of Notes in full in connection with a Series Collateral Release, any Series Collateral Release Price received in connection with such Series Collateral Release shall be deposited into the Collection Account and applied by the Indenture Trustee on the date of such Series Collateral Release, to prepay in full one or more Series of Notes as designated by the Issuers in accordance with the terms hereof.  For the avoidance of doubt, any Series Collateral Release Price shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2018-1 Notes or the Notes of any other Series pursuant to this Section 2.03.

Section 2.04.          Exceptions to Payment of Make Whole Amount.

With respect to the Series 2018-1 Notes, no Make Whole Amount shall be due with respect to (i) any portion of any Unscheduled Principal Payment allocable to the Series 2018-1 Notes that is actually paid on the related Payment Date consisting of Insurance Proceeds, Condemnation Proceeds, Early Refinancing Prepayments made in connection with a Qualified Deleveraging Event, amounts disbursed to the Payment Account from the DSCR Reserve Account, or amounts received in respect of a Specially Managed Unit or a repurchase due to a Collateral Defect or (ii) Allocated Release Amounts in an aggregate amount up to ten percent (10%) of the Initial Principal Balance of the Series 2018-1 Notes; provided, however, that when combined with any Early Refinancing Prepayments since the Series Closing Date, such Allocated Release Amounts shall not exceed thirty-five percent (35%) of the Initial Principal Balance of the Series 2018-1 Notes (and for any amount of Allocated Release Amounts and Early Refinancing Prepayments that do exceed thirty-five percent (35%), a Make Whole Amount shall be due).

Section 2.05.          Early Refinancing Prepayment.

The Issuers have the right to make a Voluntary Prepayment of the Series 2018-1 Notes in accordance with the requirements set forth in this Section 2.05 (an “Early Refinancing Prepayment”), provided that such Voluntary Prepayment (i) occurs on a Business Day that is greater than twenty-four (24) months after the Series Closing Date, (ii) is made with funds obtained from a Qualified Deleveraging Event, (iii) where the Issuers have provided no less than thirty (30) days’ notice to the Noteholders (such date, the “Early Refinancing Notice Date”) and (iv) where such Voluntary Prepayment occurs no later than twelve (12) months following the Early Refinancing Notice Date; provided, that the maximum Early Refinancing Prepayments permitted to be made on any Business Day is an amount equal to (A) thirty-five percent (35%) of the Initial Principal Balance of the Series 2018-1 Notes, minus (B) the aggregate amount of Allocated Release Amounts and Early Refinancing Prepayments previously made since the Series Closing Date.

Section 2.06.          Triple A Release Event

In the event that any Series 2018-1 Class A (AAA) Notes remain outstanding on the Payment Date in September 2033, and an Early Amortization Period is in effect, the Property Manager shall be required to use commercially reasonable efforts to sell Hybrid Leases, Loans or Properties in an amount equal to 25% of the Aggregate Collateral Value, taking into account the sum of the Collateral Value of all Released Assets released since August 23, 2012 by paying the Release Price (such occurrence, a “Triple A Release Event”).  Any Release Price collected in connection with a Triple A Release Event pursuant to this Section 2.06, together with any other amounts on deposit in the Release Account at such time, shall be deposited as Unscheduled Proceeds into the Collection Account and shall be included in the Available Amount on the following Payment Date to be applied as Unscheduled Principal Payments, in accordance with the Property Management Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.          Representations and Warranties.

(a)                          The Issuers and the Indenture Trustee hereby restate as of the Series Closing Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Section 2.19, Section 2.20, Section 2.21, Section 2.22, Section 5.06 and Section 9.04, as applicable, of the Master Indenture.

(b)                            Each of the Issuers and the Indenture Trustee hereby represents and warrants to each other as of the Series Closing Date:

(i)            it has full corporate power and authority to execute, deliver and perform under this Series 2018-1 Supplement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Series 2018-1 Supplement is in the ordinary course of its business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its organizational documents, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject, except any such violation that would not result in a material adverse effect on the business or financial condition of such party or the enforceability of any of the Transaction Documents.  The execution, delivery and performance by it of this Series 2018-1 Supplement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action.  This Series 2018-1 Supplement has been duly executed and delivered by it and constitutes the valid and legally binding obligation of it enforceable against it in accordance with its terms; and

(ii)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by it in connection with the execution, delivery or performance by it of this Series 2018-1 Supplement, or the consummation by it of the transactions contemplated hereby, except such as have already been obtained.

Section 3.02.          Conditions Precedent Satisfied.  The Issuers hereby represent and warrant to the Series 2018-1 Noteholders and the Indenture Trustee that, as of the Series Closing Date, each of the conditions precedent set forth in the Master Indenture, including but not limited to those conditions precedent set forth in Section 2.04(e) thereof, have been satisfied.

Section 3.03.          Collateral Representations and Warranties.  The Issuers hereby represent and warrant to the Indenture Trustee on behalf of the Series 2018-1 Noteholders that the representations and warranties set forth in Section 2.20, Section 2.21, and Section 2.22 of the Master Indenture and, if any, Exhibit A hereto are true and correct as of the Series Closing Date (or such other date as is set forth in any such representation or warranty) with respect to the Properties and Leases Granted by such Issuer on or prior to the Series Closing Date, except as otherwise set forth in Schedule I-C hereto.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.          Reserved.

Section 4.02.          Ratification of Indenture.  The Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Series 2018-1 Supplement, the Series 2016-1 Supplement, the Series 2015-1 Supplement, the Series 2014-1 Supplement, the Series 2013-3 Supplement, the Series 2013-2 Supplement, the Series 2013-1 Supplement and the Series 2012-1 Supplement, shall be read, taken and construed as one and the same instrument.

Section 4.03.          Future Funding Deposit.

(a)                           Notwithstanding the terms of Section 9.28 of the Master Indenture, on the Series Closing Date, the Issuers shall deposit into the Release Account $3,864,301.05 (the “Future Funding Deposit”) from the proceeds received in connection with the sale of the Series 2018-1 Notes.

(b)                          On any date on which an Issuer is obligated to fund a draw request made by a Tenant pursuant to a Lease, the Property Manager may withdraw the portion of the Future Funding Deposit from the Release Account to fund such obligation in accordance with such Lease.  Notwithstanding Section 7.01 of the Property Management Agreement, prior to March 1, 2019, no portion of the Future Funding Deposit may be utilized by the Issuers to acquire Qualified Substitute Properties, Qualified Substitute Hybrid Leases or Qualified Substitute Loans.  During the period commencing on March 1, 2019 and ending on July 31, 2019, any portion of the Future Funding Deposit in excess of $1,000,000 may be utilized by the Issuers to acquire one or more Qualified Substitute Properties.  During the period commencing on August 1, 2019 and ending on July 31, 2020, all or a portion of the Future Funding Deposit may be utilized by the Issuers to acquire one or more Qualified Substitute Properties.  If any portion of the Future Funding Deposit remains on deposit in the Release Account on July 31, 2020, such amount shall be deposited as Unscheduled Proceeds into the Collection Account to be paid as Unscheduled Principal Payments on the related Payment Date.

Section 4.04.          Counterparts.  This Series 2018-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original regardless of whether delivered in physical or electronic form, but all of which shall constitute one and the same instrument.

Section 4.05.          Governing Law.  THIS SERIES 2018-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.06.          Beneficiaries.  As supplemented by this Series 2018-1 Supplement, the Indenture shall inure to the benefit of and be binding upon the parties hereto, the Series 2018-1 Noteholders, and their respective successors and permitted assigns.  No other Person shall have any right or obligation hereunder.

Section 4.07.          Limited Recourse.  Notwithstanding anything to the contrary herein or otherwise in the Indenture, the Series 2018-1 Notes are nonrecourse obligations solely of the Issuers and shall be payable only from the Collateral Pool.  Upon the exhaustion of the Collateral included in the Collateral Pool, any liabilities of the Issuers hereunder shall be extinguished.  Each Series 2018-1 Noteholder shall be deemed to have agreed, by acceptance of its Series 2018-1 Note, not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of any Issuer for a period of two (2) years and thirty-one (31) days following payment in full of all of the Notes (including the Series 2018-1 Notes) issued or co-issued by the Issuers under the Indenture.

Notwithstanding the foregoing, the Indenture Trustee, on behalf of the Series 2018-1 Noteholders, shall have the right to enforce the liability and obligation of any Issuer hereunder, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by such Noteholders (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following: (i) fraud or intentional misrepresentation by such Issuer in connection with the Series 2018-1 Notes, the Indenture and/or any other Transaction Documents; (ii) intentional acts constituting gross negligence or willful misconduct or bad faith of such Issuer; (iii) intentional destruction or waste of any Property by such Issuer; (iv) the breach of any representation, warranty, covenant or indemnification provision in the Indenture or any other Transaction Document concerning Environmental Laws, Hazardous Substances or Asbestos; (v) the removal or disposal of any portion of any Property during the continuation of an Event of Default; (vi) the misapplication or conversion by such Issuer of (A) any Insurance Proceeds, (B) any Condemnation Proceeds, (C) any Monthly Lease Payments following an Event of Default, (D) any Monthly Lease Payments paid more than one month in advance, (E) any premiums for any Property Insurance Policies required under the Property Management Agreement received by such Issuer from any third party or Tenant or (F) any funds received by such Issuer for payment of Taxes or other charges that can create liens on any portion of any Property; or (vii) any security deposits (including letters of credit) collected with respect to any Property which are not delivered to the Indenture Trustee upon a foreclosure of such Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof.

Section 4.08.          Notice to the Rating Agency.  Any communication provided for or permitted hereunder or otherwise pursuant to the Indenture shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to, in the case of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, which is a division of S&P Global, Inc., 55 Water Street, 41st Floor, New York, New York, 10004, Attention:  Asset-Backed Surveillance Department, facsimile number: (212) 438-2435; or, as to such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

Section 4.09.          Co-Issuer Status. Each Issuer shall be a co-issuer of the Series 2012-1 Notes, the Series 2013-1 Notes, the Series 2013-2 Notes, the Series 2013-3 Notes, the Series 2014-1 Notes, the Series 2015-1 Notes, the Series 2016-1 Notes and the Series 2018-1 Notes and each Issuer shall have all the rights and obligations of each other Issuer under each of the Transaction Documents.

IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Series 2018-1 Supplement to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

STORE MASTER FUNDING I, LLC,
a Delaware limited liability company, as Issuer

By:
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING II, LLC,
a Delaware limited liability company, as Issuer

By:
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING III, LLC,
a Delaware limited liability company, as Issuer

By:
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING IV, LLC,
a Delaware limited liability company, as Issuer

By:
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

Indenture Supplement (STORE 2018-1)

STORE MASTER FUNDING V, LLC,
a Delaware limited liability company, as Issuer

By:
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING VI, LLC,
a Delaware limited liability company, as Issuer

By:
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING VII, LLC,
a Delaware limited liability company, as Issuer

By:
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

Indenture Supplement (STORE 2018-1)

CITIBANK, N.A.,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Indenture Supplement (STORE 2018-1)

EXHIBIT A

ADDITIONAL REPRESENTATIONS AND WARRANTIES

NONE.

SCHEDULE I-A

PROPERTIES / TENANTS

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
CWGS Group, LLC	12	$94,360,000	3.50%	$511,481	2.75%	3.87
Zips Holdings, LLC	34	$92,510,000	3.43%	$614,935	3.30%	1.90
American Multi-Cinema, Inc.	8	$74,580,000	2.77%	$525,379	2.82%	2.37
Automotive Remarketing Group, Inc.	6	$72,870,000	2.70%	$494,495	2.65%	2.14
Dufresne Spencer Group Holdings, LLC	11	$71,050,000	2.64%	$501,602	2.69%	3.53
REE Investment, LLC	36	$53,300,000	1.98%	$379,881	2.04%	2.04
National Veterinary Associates, Inc.	30	$52,780,000	1.96%	$337,708	1.81%	3.58
Sailormen, Inc.	41	$51,335,187	1.90%	$413,318	2.22%	2.24
At Home Stores LLC	4	$49,353,457	1.83%	$300,015	1.61%	3.76
Moviehouse Sloan/Speaks Control	4	$46,970,000	1.74%	$312,428	1.68%	2.40
RMH Franchise Holdings, Inc.	17	$43,750,000	1.62%	$276,127	1.48%	1.64
Conn's, Inc.	7	$43,630,000	1.62%	$313,124	1.68%	5.45
PF Purchaser Corp.	52	$43,290,000	1.61%	$287,852	1.55%	1.92
Cadence Education, Inc.	13	$40,570,000	1.51%	$285,496	1.53%	1.42
KPI Holdings, Inc.	12	$38,320,000	1.42%	$299,643	1.61%	6.69
Main Event Entertainment, LP	4	$37,430,000	1.39%	$265,191	1.42%	3.25
Firebird Investment Company	5	$36,410,000	1.35%	$255,470	1.37%	2.50
O'Charley's LLC	15	$36,210,000	1.34%	$242,991	1.30%	2.24
21st Century Oncology, Inc.	11	$35,850,000	1.33%	$248,291	1.33%	2.19
Pleasanton Fitness, LLC	8	$35,110,000	1.30%	$236,895	1.27%	1.41
Lakeview Health Holdings, Inc.	2	$34,770,000	1.29%	$248,836	1.34%	5.63
The Sunshine House, Inc.	32	$33,440,000	1.24%	$237,976	1.28%	1.79
Tru Fit Holdings, LLC	8	$33,080,000	1.23%	$251,677	1.35%	2.04
Titan Machinery Inc.	6	$32,320,000	1.20%	$248,708	1.34%	0.78
Pretium Packaging, L.L.C.	5	$31,910,000	1.18%	$212,989	1.14%	9.34
Children's Learning Adventure USA, LLC	4	$31,250,000	1.16%	$236,182	1.27%	0.75
Cafe Enterprises, Inc.	16	$31,050,000	1.15%	$228,400	1.23%	1.32
PetVet Care Centers, LLC	16	$30,950,000	1.15%	$204,555	1.10%	5.58
Granite City Food & Brewery, LTD.	7	$30,750,000	1.14%	$221,065	1.19%	1.54

I-A-1

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
Best Friends Acquisition Corp	16	$30,040,000	1.11%	$213,554	1.15%	2.00
Nobel Learning Communities, Inc.	13	$28,940,000	1.07%	$223,097	1.20%	1.95
HOA Holdco, LLC	10	$28,095,000	1.04%	$190,384	1.02%	1.55
TM Restaurant Group LLC	7	$28,000,000	1.04%	$188,092	1.01%	2.40
Ashton Gardens, LLC	4	$26,830,000	1.00%	$194,478	1.04%	1.41
Buddy's Newco, LLC	19	$24,320,000	0.90%	$180,594	0.97%	2.03
FlaglerCE Holdings, LLC	3	$22,130,000	0.82%	$172,946	0.93%	3.45
Platinum Corral, L.L.C.	7	$22,080,000	0.82%	$159,538	0.86%	1.39
Children of America, Inc.	7	$20,740,000	0.77%	$127,726	0.69%	1.19
Big Onion Tavern Group, LLC	4	$20,530,000	0.76%	$131,744	0.71%	2.44
BWT, LLC	8	$20,400,000	0.76%	$144,891	0.78%	6.46
Lamrite West, Inc.	3	$20,240,000	0.75%	$126,431	0.68%	2.81
Apex Parks Group, LLC	1	$19,750,000	0.73%	$137,525	0.74%	3.76
Soderstrom Dermatology Center, S.C.	4	$19,280,000	0.72%	$122,974	0.66%	3.64
Gibson Brands, Inc.	2	$18,170,000	0.67%	$180,633	0.97%	N/R
JP Steakhouse LLC	16	$17,740,000	0.66%	$129,451	0.69%	1.39
LPAC Broadway Building LLC	1	$17,418,421	0.65%	$110,000	0.59%	1.70
Studio Movie Grill Holdings, LLC	2	$17,140,000	0.64%	$114,863	0.62%	3.28
MDO Holdings, LLC	6	$17,080,000	0.63%	$126,849	0.68%	1.85
WS Packaging Holdings, Inc.	5	$17,040,000	0.63%	$112,578	0.60%	7.14
KRG Kings, LLC	11	$16,990,000	0.63%	$116,302	0.62%	1.16
Aetius Companies, LLC	6	$16,900,000	0.63%	$116,705	0.63%	1.73
Foss Intermediate Holdings, LLC	6	$16,199,500	0.60%	$114,702	0.62%	3.29
Trident Holdings LLC	18	$15,580,000	0.58%	$104,253	0.56%	1.96
Jacob Restaurant Group, Inc	4	$15,170,000	0.56%	$100,808	0.54%	1.03
Cooper's Hawk Intermediate Holding, LLC	3	$15,125,000	0.56%	$112,837	0.61%	6.40
D.E. Foods, LLC	17	$14,960,000	0.56%	$101,750	0.55%	2.03
Four Corners Holdings, Inc.	3	$14,600,000	0.54%	$105,525	0.57%	3.09
Incredible Pizza Co., Inc.	2	$14,500,000	0.54%	$111,870	0.60%	1.85
Fred's, Inc.	8	$13,910,000	0.52%	$94,724	0.51%	N/R
SRG Capital City Holdings, LLC	12	$13,840,000	0.51%	$92,062	0.49%	2.09
National Packaging Services Corporation	2	$13,570,000	0.50%	$91,667	0.49%	1.40
Taco John's of Iowa, Inc.	12	$13,190,000	0.49%	$86,541	0.46%	2.31

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
Higher Education Partners LLC	3	$13,000,000	0.48%	$107,707	0.58%	1.75
Stars and Strikes, LLC	3	$13,000,000	0.48%	$86,667	0.47%	1.58
PRCC Holdings, Inc.	4	$12,790,000	0.47%	$84,952	0.46%	5.59
The Krystal Company	11	$12,510,000	0.46%	$99,716	0.54%	1.83
Goodrich Quality Theaters, Inc.	1	$12,300,000	0.46%	$96,493	0.52%	1.59
Car Wash Partners, Inc.	5	$12,250,000	0.45%	$74,694	0.40%	1.70
Viking Restaurants, LLC	11	$11,960,000	0.44%	$98,559	0.53%	2.02
Rancho Solano Education, LLC	1	$11,200,000	0.42%	$76,989	0.41%	0.08
Huntsville Wholesale Furniture, Inc.	2	$11,190,000	0.42%	$85,701	0.46%	1.91
Crossroads Auto Mall, Inc.	2	$10,930,000	0.41%	$77,400	0.42%	3.62
Wingmen V, LLC	4	$10,900,000	0.40%	$72,876	0.39%	2.81
Conleasco, Inc.	1	$10,410,000	0.39%	$73,523	0.39%	1.68
U.S. Auto Parts Network, Inc.	1	$10,340,000	0.38%	$75,133	0.40%	3.95
Mundo de Colores, Inc.	4	$10,215,000	0.38%	$68,913	0.37%	3.33
Kraft Foods Group, Inc.	1	$10,150,000	0.38%	$76,081	0.41%	1.93
Morgan's Foods, Inc.	9	$10,130,000	0.38%	$67,395	0.36%	2.79
AIM Group USA, Inc.	4	$10,000,000	0.37%	$65,875	0.35%	2.13
Harman Fitness, LLC	2	$9,830,000	0.36%	$65,550	0.35%	1.70
Picture Show Entertainment, L.L.C.	1	$9,670,000	0.36%	$72,004	0.39%	1.41
Fitness & Sports Clubs, LLC	1	$9,600,000	0.36%	$72,000	0.39%	N/	R
GC Pizza Hut, LLC	10	$9,500,000	0.35%	$52,819	0.28%	1.36
Destination Pet, LLC	6	$9,460,000	0.35%	$66,253	0.36%	1.47
GlaxoSmithKline LLC	1	$9,430,000	0.35%	$62,228	0.33%	6.11
Norsan Restaurant Group, LLC	6	$9,255,000	0.34%	$75,016	0.40%	1.17
Hemisphere Restaurant Group, LLC	2	$9,250,000	0.34%	$57,694	0.31%	2.26
Mid-America Corporation	7	$9,250,000	0.34%	$60,836	0.33%	2.42
Compass Enterprises, Inc.	3	$9,220,000	0.34%	$67,413	0.36%	2.10
West Star Aviation, Inc.	1	$8,800,000	0.33%	$63,993	0.34%	14.39
1803 NE Loop 410, LLC	2	$8,780,000	0.33%	$59,498	0.32%	1.40
Potomac Family Dining Group Operating Company, LLC	3	$8,750,000	0.32%	$60,085	0.32%	1.74
E.S. Investments, LLC	1	$8,660,000	0.32%	$68,161	0.37%	2.46
Halo Country, LLC	9	$8,530,000	0.32%	$36,837	0.20%	1.75

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR
Rite Rug Holdings, Inc.	5	$8,410,000	0.31%	$60,201	0.32%	1.61
EOS Fitness OPCO Holdings, LLC	1	$8,300,000	0.31%	$59,583	0.32%	2.60
Child Development Schools, Inc.	8	$8,230,000	0.31%	$64,150	0.34%	2.77
AnazaoHealth Corporation	1	$8,220,000	0.30%	$55,878	0.30%	5.32
TGS Holdings, LLC	2	$8,030,000	0.30%	$58,957	0.32%	2.90
Other	174	$334,753,842	12.42%	$2,367,724	12.71%	2.93
N/R - Vacant	3	$18,470,000	0.69%	N/R	N/R	N/R
Total:	983	$2,695,370,407	100.00%	$18,626,357	100.00%	2.79

*May not sum to total due to Property with multiple Leases
Columns may not sum to total due to rounding

SCHEDULE I-B

MORTGAGE LOANS

None.

I-B-1

SCHEDULE I-C

REPRESENTATIONS AND WARRANTIES EXCEPTION SCHEDULE

Representations and Warranties Exceptions

Master Indenture Section 2.20(k)

All material certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the related Properties (collectively, the “Licenses”) currently being operated have been obtained and are in full force and effect except to the extent the failure of any such License to be in full force and effect would not have a material adverse effect on such Issuer or the use and operation of any Property. The related Properties are free of material damage and are in good repair in all material respects, and there is no proceeding pending or to the knowledge of such Issuer, is threatened or contemplated, for the total or material partial condemnation of, or affecting, such Properties, or for the relocation of roadways providing access to any Property.

Tenant Name:  The Sunshine House, Inc.

Property ID:  P0002754

The related Property is under construction and does not yet have a certificate of completion or occupancy permit.  The related Tenant is paying rent pursuant to the terms of the related Lease.

Tenant Name:  Southwestern Furniture of Wisconsin, LLC

Property ID:  P000475

The related Property was re-tenanted on June 28, 2018.  The related Tenant is in compliance with the related Lease.  The related Property is undergoing renovations and does not yet have a certificate of completion or occupancy permits.

Master Indenture Section 2.20(s)

The operation of any of the terms of the related Lease, or the exercise of any rights thereunder, does not render the Lease unenforceable, in whole or in part, or subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

If the premises are partially destroyed and still tenantable, rent is proportionately reduced while landlord performs required repairs.

Tenant Name: Black Angus Steakhouses, LLC

Property ID: P0001101

I-C-1

In the event of a partial condemnation, rent shall be proportionally reduced for the remainder of the Term.

Master Indenture Section 2.20(v)(i)

Except as set forth on a schedule to the applicable Series Supplement, the related Properties are not subject to any Leases other than the Leases (and the subleases and assignments as permitted thereunder) described in the Owned Property Schedule attached to the applicable Series Supplement and made a part hereof. No Person has any possessory interest in any Property or right to occupy the same except under and pursuant to the provisions of the Leases and subleases or assignments permitted thereunder. The current Leases are in full force and effect and there are no material defaults thereunder by such Issuer or any Tenant. No rent (including security deposits) has been paid more than one (1) month in advance of its due date. All material work to be performed by such Issuer under each Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by such Issuer to any Tenant has already been received by such Tenant. There has been no prior sale, transfer or assignment from such Issuer of any Property or Leases in the Collateral or hypothecation or pledge of any Lease or of the rents received therein, except for such hypothecations or pledges that have been released. Except as permitted under the Leases, no Tenant listed on the Owned Property Schedule attached to the applicable Series Supplement has assigned its Lease and no such Tenant holds its leased premises under assignment or sublease. Such Owned Property Schedule to the applicable Series Supplement sets forth a true and correct list of each Property that is subject to a Third Party Purchase Option or an option to terminate such Lease prior to the Rated Final Payment Date, together with the earliest date on which each such option may be exercised

Tenant Name: Lectrus Corporation

Property ID: P000928

If Issuer refuses to consent to an Assignment or Change of Control, whether or not reasonably, Tenant shall have the option to purchase the premises form Issuer for a purchase price equal to the greater of the fair market value of the premises or 115% of the Purchase Price paid by Issuer under the Purchase Agreement (plus any additional funds invested by Issuer pursuant to Lease).

Tenant Name: Wynn-Hoff Group, LLC

Property ID: P0001244

Franchisor has a right to cure and assume Tenant’s obligations upon Tenant default under the Lease

Master Indenture Section 2.20(v)(ii)

Except as set forth on a schedule to the applicable Series Supplement, the Tenant under each Lease is in possession and paying rent pursuant to the applicable Lease; such Issuer is the owner of the lessor’s interest in each Lease; the Tenant is required to make rental payments as directed by such Issuer, as lessor, and its successors and assigns.

I-C-2

Tenant Name: N/A

Property ID:  P0000422

The related Property is vacant.

Tenant Name: N/A

Property ID:  P0000714

The related Property is vacant.

Tenant Name: N/A

Property ID:  P0000752

The related Property is vacant.

Tenant Name: R Tequila

Property ID:  P0000431 and P0000432

The related Tenant is in payment default.

Master Indenture Section 2.20(v)(iv)

Except as set forth on a schedule to the applicable Series Supplement, neither such Issuer nor to such Issuer’s knowledge, any Tenant is the subject of any bankruptcy or insolvency proceeding.

Tenant Name: RMH Franchise Corporation

Property IDs: P0000389; P0000391; P0000397; P0000392; P0000414; P0000402; P0000293; P0000294; P0000295; P0000296; P0000298; P0000299; P0000303; P0000304; P0000305; P0000306; P0000302

RMH Franchise Holdings, Inc. and its affiliated debtors filed for bankruptcy on May 8, 2018.

Tenant Name: Gibson Brands, Inc.

Property IDs: P0000836; P0000837

Gibson Brands, Inc. and its affiliated debtors filed for bankruptcy on May 1, 2018.

I-C-3

Master Indenture Section 2.20(v)(vii)

Except as set forth on a schedule to the applicable Series Supplement, every obligation associated with owning, developing and operating the Property, including, but not limited to, the costs associated with utilities, taxes, insurance, capital and structural improvements, maintenance and repairs is an obligation of Tenant.

Tenant Name: Fred’s Stores Leases

Property IDs: P0000499; P0000500; P0000501; P0000502; P0000503; P0000505; P0000506; P0000507; P0000508

The Fred’s Store Leases require the landlord to be responsible for certain matters relating to construction of the improvements, maintenance of the exterior of the related Properties, structural, plumbing and electrical components of the improvements, maintenance of equipment and maintenance of certain insurance. Upon assumption of the Fred’s Stores Leases, STORE Master Funding III required the developer/seller of the related Properties to enter into a separate Undertaking Agreement, whereby the developer agreed to perform all landlord obligations under the Fred’s Stores Leases. Additionally, the related Tenant has executed a lease amendment acknowledging the terms and provisions of the Undertaking Agreement and agreeing to look to the developer for the performance of all obligations of the landlord under the respective Fred’s Stores Leases.

Tenant Name: T&C Markets, Houghton, Inc.

Property ID: P0000616

Pursuant to the terms of the T&C Market Lease, STORE Master Funding IV is required to repair and maintain the structural components of the related Property (including the foundation and the roof) as well as the parking lot adjacent to the related Property.

Tenant Name: Fitness & Sports Clubs, LLC

Property ID: P0000827

Pursuant to the terms of the Lease with respect to Fitness & Sports Clubs, LLC, STORE Master Funding V is required to maintain, repair and replace the structural elements and exterior surfaces of the roof and exterior walls of the facility.

Tenant Name: GGH-Humble, LLC

Property ID: P0000712

Pursuant to the terms of the Lease with respect to GGH-Humble, LLC, STORE Master Funding V is responsible for certain aspects of the structural system (including the roof, load-bearing walls and floor slabs), building exterior and masonry walls of the facility.

I-C-4

Tenant Name: Kraft Foods North America, Inc.

Property ID: P0000826

Pursuant to the terms of the Lease with respect to Kraft Foods North America, Inc., STORE Master Funding V is required to maintain, repair and replace certain structural elements of the building (including the foundation, exterior walls and roof, but excluding the roof membrane).

Phoenix Children’s Academy, Inc.

Property ID: P0000771

Pursuant to the terms of the Lease with respect to Phoenix Children’s Academy, Inc., STORE Master Funding V is required to repair or replace the foundation, exterior or interior load-bearing walls and the roof, provided that the damage or destruction is not covered by insurance.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

If the premises are partially destroyed Issuer shall promptly and diligently repair the premises.  Issuer is required to maintain contractual and comprehensive general liability insurance, including public liability and property damage in amounts not less than $5,000,000 per occurrence/ $10,000,000 aggregate.  Excepting damage caused by Tenant, Issuer shall maintain and make all necessary structural repairs to the foundations, load bearing walls and roof of the Building and premises.  Tenant is not required to make any repairs to HVAC System above $50,000 during the last 24 months of the then-existing term unless proximately caused by Tenant’s breach.

Tenant Name: Lowe's Home Centers, LLC

Property ID: P0001022

Issuer is responsible for repair and replacement and maintenance of the roof, exterior walls, and structural portions of the demised premises, including concrete slab floors (excluding plate glass and doors); and repair or replacement of any utility systems lying outside the main storeroom building and providing service to these improvements exclusive of aboveground mechanicals.  If Tenant has to perform these responsibilities and Issuer fails to reimburse, then Tenant may offset against rent. Tenant has abatement, set-off and termination rights.

Master Indenture Section 2.20(v)(viii)

Except as set forth on a schedule to the applicable Series Supplement, such Issuer, as lessor under the Lease, does not have any material monetary or non-monetary obligations under the Lease and has made no representation or warranty under the Lease, the breach of which would result in the abatement of rent, a right of setoff or termination of the Lease.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

I-C-5

If the premises are partially destroyed, Issuer shall promptly and diligently repair the premises.  Issuer is required to maintain contractual and comprehensive general liability insurance, including public liability and property damage in amounts not less than $5,000,000 per occurrence/ $10,000,000 aggregate.  Excepting damage caused by Tenant, Issuer shall maintain and make all necessary structural repairs to the foundations, load bearing walls and roof of the Building and premises. Tenant is not required to make any repairs to HVAC System above $50,000 during the last 24 months of the then-existing term unless proximately caused by Tenant’s breach.

Tenant Name: Child Development Schools, Inc.

Property IDs: P0000156; P0000157; P0000158; P0000159; P0000160; P0000828; P0000830; P0000874

Upon a Lessor default, Lessee may cure such default and offset all costs and expenses incurred in connection with such cure against Base Monthly Rent.  Issuer’s obligations primarily relate to provision of approvals and provision of documents received. There are no maintenance or repair obligations.

Tenant Name: Lowe's Home Centers, LLC

Property ID: P0001022

Tenant has abatement, set-off and termination rights.

Master Indenture Section 2.20(v)(x)

Except as set forth on a schedule to the applicable Series Supplement, the Tenant has agreed to indemnify such Issuer, as lessor under the Lease, from any claims of any nature relating to the Lease and the related Property other than the lessor’s gross negligence or willful misconduct, including, without limitation, arising as a result of violations of Environmental Laws resulting from the Tenant’s operation of the property.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

Tenant does not indemnify Issuer for negligence (as opposed to gross negligence) or willful misconduct of Issuer.  Tenant is not responsible for (i) pre-existing environmental conditions or (ii) environmental conditions caused by third parties.

Tenant Name: BHG XXXVI, LLC

Property IDs: P0001080; P0001081

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

I-C-6

Tenant Name: Wynn-Hoff Group, LLC

Property ID: P0001244

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Black Angus Steakhouses, LLC

Property ID: P0001101

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Halo Country, LLC

Property IDs: P0001245; P0001247; P0001248; P0001249; P0001250; P0001255; P0001256; P0001257

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Dortch Enterprises, LLC

Property IDs: P0001251; P0001252; P0001253; P0001254; P0001259; P0001260

Tenant indemnity excludes losses as a result of Landlord’s "acts or omissions" (as opposed to gross negligence or willful misconduct)

Master Indenture Section 2.20(v)(xiv)

Except as set forth on a schedule to the applicable Series Supplement, except for certain rights of first offer or rights of first refusal set forth in certain Leases, the Lease is freely assignable by the lessor and its successor and assigns (including, but not limited to, the Indenture Trustee, which acquires title to a Property by foreclosure or otherwise) to any person without the consent of the Tenant, and in the event the lessor’s interest is so assigned, the Tenant is obligated to recognize the assignee as lessor under such Lease, whether under the Lease or by operation of law.

Tenant Name: PetVet Care Centers, Inc.

Property IDs: P0000876; P0000879; P0000936; P0000937; P0001017

Lessor shall not sell, assign or transfer its right, title or interest in the Property to a Direct Competitor of Lessee (so long as there is no Event of Default continuing beyond any applicable cure period).

I-C-7

Master Indenture Section 2.21(rr)(ii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (ii) The ground lease may not be amended, modified, canceled or terminated without the prior written consent of the owner of the Mortgage Loan and that any such action without such consent is not binding on the lender, its successors or assigns.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not specifically require the consent of the leasehold mortgagee for any action with respect to the ground lease.  Any amendment/modification/cancellation/termination of the ground lease will involve the Issuer and the Property Manager, each of which are subject to the restrictions and notice requirements for the benefit of the Indenture Trustee within the applicable trust documents.

Tenant Name: M Fitness, LLC

Property IDs: P0000759

The ground lease only requires the consent of the ground lessor and ground lessee for any amendments, modifications, cancelations or terminations; however, the ground lessor must provide notice to the lender of any default or termination, and lender has a reasonable opportunity to cure. The ground lease also acknowledges that lender may step in as ground lessee.

Master Indenture Section 2.21(rr)(vii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (vii) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

I-C-8

The Ground Lease does not specifically provide the leasehold mortgagee with separate cure rights.  The Issuer and the Property Manager are subject to the obligations and notice requirements for the benefit of the Indenture Trustee under the applicable trust documents with respect to any default under the Ground Lease.

Master Indenture Section 2.21(rr)(viii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (viii) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the ground lessor may terminate the ground lease.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not specifically provide the leasehold mortgagee with separate cure rights.  The Issuer and the Property Manager are subject to the obligations and notice requirements for the benefit of the Indenture Trustee under the applicable trust documents with respect to any default under the Ground Lease.

Master Indenture Section 2.21(rr)(xi)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (xi) Any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Property is required to be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Property to the outstanding principal balance of such Mortgage Loan).  Pursuant to the related ground lease, until the principal balance and accrued interest are paid in full, neither the lessee nor the ground lessor under the ground lease has an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent.
I-C-9

Tenant Name: M Fitness, LLC

Property IDs: P0000759

If ground lessee reasonably believes that any partial taking materially and substantially affects ground lessee’s ability to use the balance of the Underlying Mortgaged Property, Lessee may surrender the balance of the parcel and terminate the ground lease.  Ground lessee shall be entitled to the portions of any condemnation award attributable to the improvements (and any damage thereto) and for the value of ground lessee’s leasehold interest; however, the ground lease does not specifically require ground lessee to use such proceeds to pay down the outstanding principal balance of the Loan.

Master Indenture Section 2.21(rr)(xii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (xii) Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not include a requirement for a new lease with the leasehold mortgagee.  Under the leasehold mortgage, the leasehold mortgagee has the right to assume the Ground Lease from the Issuer and become the ground lessee under the Ground Lease.

I-C-10

SCHEDULE II

RESERVED

II-1

SCHEDULE III-A

[RESERVED]

III-A-1

SCHEDULE III-B

SERIES 2013-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2018	92,176,429.00	18,000,000.00
11/20/2018	92,009,262.00	18,000,000.00
12/20/2018	91,841,286.00	18,000,000.00
1/20/2019	91,672,905.00	18,000,000.00
2/20/2019	91,503,714.00	18,000,000.00
3/20/2019	91,333,714.00	18,000,000.00
4/20/2019	91,163,310.00	18,000,000.00
5/20/2019	90,992,095.00	18,000,000.00
6/20/2019	90,820,071.00	18,000,000.00
7/20/2019	90,647,643.00	18,000,000.00
8/20/2019	90,474,405.00	18,000,000.00
9/20/2019	90,300,357.00	18,000,000.00
10/20/2019	90,125,905.00	18,000,000.00
11/20/2019	89,950,643.00	18,000,000.00
12/20/2019	89,774,571.00	18,000,000.00
1/20/2020	89,597,690.00	18,000,000.00
2/20/2020	89,420,405.00	18,000,000.00
3/20/2020	89,242,310.00	18,000,000.00
4/20/2020	89,063,405.00	18,000,000.00
5/20/2020	88,883,690.00	18,000,000.00
6/20/2020	88,703,571.00	18,000,000.00
7/20/2020	88,522,643.00	18,000,000.00
8/20/2020	88,340,905.00	18,000,000.00
9/20/2020	88,158,357.00	18,000,000.00
10/20/2020	87,975,405.00	18,000,000.00
11/20/2020	87,791,643.00	18,000,000.00
12/20/2020	87,607,071.00	18,000,000.00
1/20/2021	87,421,690.00	18,000,000.00
2/20/2021	87,235,500.00	18,000,000.00
3/20/2021	87,048,905.00	18,000,000.00
4/20/2021	86,861,500.00	18,000,000.00
5/20/2021	86,673,286.00	18,000,000.00
6/20/2021	86,484,262.00	18,000,000.00
7/20/2021	86,294,429.00	18,000,000.00
8/20/2021	86,103,786.00	18,000,000.00
9/20/2021	85,912,333.00	18,000,000.00
10/20/2021	85,720,476.00	18,000,000.00
11/20/2021	85,527,810.00	18,000,000.00
12/20/2021	85,334,333.00	18,000,000.00
1/20/2022	85,140,048.00	18,000,000.00
2/20/2022	84,944,952.00	18,000,000.00
3/20/2022	84,749,048.00	18,000,000.00
4/20/2022	84,552,333.00	18,000,000.00
5/20/2022	84,354,810.00	18,000,000.00
6/20/2022	84,156,476.00	18,000,000.00
7/20/2022	83,957,333.00	18,000,000.00
8/20/2022	83,757,381.00	18,000,000.00

III-B-1

Date	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
9/20/2022	83,557,024.00	18,000,000.00
10/20/2022	83,355,857.00	18,000,000.00
11/20/2022	83,153,881.00	18,000,000.00
12/20/2022	82,951,095.00	18,000,000.00
1/20/2023	82,747,500.00	18,000,000.00
2/20/2023	82,543,095.00	18,000,000.00
3/20/2023	-	-
4/20/2023	-	-
5/20/2023	-	-
6/20/2023	-	-
7/20/2023	-	-
8/20/2023	-	-
9/20/2023	-	-
10/20/2023	-	-
11/20/2023	-	-
12/20/2023	-	-
1/20/2024	-	-
2/20/2024	-	-
3/20/2024	-	-
4/20/2024	-	-
5/20/2024	-	-
6/20/2024	-	-
7/20/2024	-	-
8/20/2024	-	-
9/20/2024	-	-
10/20/2024	-	-
11/20/2024	-	-
12/20/2024	-	-
1/20/2025	-	-
2/20/2025	-	-
3/20/2025	-	-
4/20/2025	-	-
5/20/2025	-	-
6/20/2025	-	-
7/20/2025	-	-
8/20/2025	-	-
9/20/2025	-	-
10/20/2025	-	-
11/20/2025	-	-
12/20/2025	-	-
1/20/2026	-	-
2/20/2026	-	-
3/20/2026	-	-
4/20/2026	-	-
5/20/2026	-	-
6/20/2026	-	-
7/20/2026	-	-
8/20/2026	-	-
9/20/2026	-	-
10/20/2026	-	-
11/20/2026	-	-
12/20/2026	-	-
1/20/2027	-	-
2/20/2027	-	-
3/20/2027	-	-

III-B-2

Date	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
4/20/2027	-	-
5/20/2027	-	-
6/20/2027	-	-
7/20/2027	-	-
8/20/2027	-	-
9/20/2027	-	-
10/20/2027	-	-

III-B-3

SCHEDULE III-C

SERIES 2013-2 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)

10/20/2018	88,623,270.00	14,500,000.00
11/20/2018	88,471,817.00	14,500,000.00
12/20/2018	88,319,733.00	14,500,000.00
1/20/2019	88,167,014.00	14,500,000.00
2/20/2019	88,013,660.00	14,500,000.00
3/20/2019	87,859,667.00	14,500,000.00
4/20/2019	87,705,032.00	14,500,000.00
5/20/2019	87,549,752.00	14,500,000.00
6/20/2019	87,393,826.00	14,500,000.00
7/20/2019	87,237,250.00	14,500,000.00
8/20/2019	87,080,021.00	14,500,000.00
9/20/2019	86,922,138.00	14,500,000.00
10/20/2019	86,763,597.00	14,500,000.00
11/20/2019	86,604,395.00	14,500,000.00
12/20/2019	86,444,529.00	14,500,000.00
1/20/2020	86,283,998.00	14,500,000.00
2/20/2020	86,122,797.00	14,500,000.00
3/20/2020	85,960,925.00	14,500,000.00
4/20/2020	85,798,379.00	14,500,000.00
5/20/2020	85,635,155.00	14,500,000.00
6/20/2020	85,471,251.00	14,500,000.00
7/20/2020	85,306,665.00	14,500,000.00
8/20/2020	85,141,392.00	14,500,000.00
9/20/2020	84,975,431.00	14,500,000.00
10/20/2020	84,808,778.00	14,500,000.00
11/20/2020	84,641,431.00	14,500,000.00
12/20/2020	84,473,387.00	14,500,000.00
1/20/2021	84,304,642.00	14,500,000.00
2/20/2021	84,135,195.00	14,500,000.00
3/20/2021	83,965,041.00	14,500,000.00
4/20/2021	83,794,178.00	14,500,000.00
5/20/2021	83,622,604.00	14,500,000.00
6/20/2021	83,450,314.00	14,500,000.00
7/20/2021	83,277,307.00	14,500,000.00
8/20/2021	83,103,579.00	14,500,000.00
9/20/2021	82,929,127.00	14,500,000.00
10/20/2021	82,753,948.00	14,500,000.00
11/20/2021	82,578,039.00	14,500,000.00
12/20/2021	82,401,397.00	14,500,000.00
1/20/2022	82,224,019.00	14,500,000.00
2/20/2022	82,045,902.00	14,500,000.00
3/20/2022	81,867,043.00	14,500,000.00
4/20/2022	81,687,439.00	14,500,000.00
5/20/2022	81,507,086.00	14,500,000.00
6/20/2022	81,325,982.00	14,500,000.00
7/20/2022	81,144,124.00	14,500,000.00
8/20/2022	80,961,507.00	14,500,000.00

III-C-1

Date	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)

9/20/2022	80,778,130.00	14,500,000.00
10/20/2022	80,593,988.00	14,500,000.00
11/20/2022	80,409,080.00	14,500,000.00
12/20/2022	80,223,401.00	14,500,000.00
1/20/2023	80,036,948.00	14,500,000.00
2/20/2023	79,849,718.00	14,500,000.00
3/20/2023	79,661,708.00	14,500,000.00
4/20/2023	79,472,915.00	14,500,000.00
5/20/2023	79,283,335.00	14,500,000.00
6/20/2023	79,092,966.00	14,500,000.00
7/20/2023	-	-
8/20/2023	-	-
9/20/2023	-	-
10/20/2023	-	-
11/20/2023	-	-
12/20/2023	-	-
1/20/2024	-	-
2/20/2024	-	-
3/20/2024	-	-
4/20/2024	-	-
5/20/2024	-	-
6/20/2024	-	-
7/20/2024	-	-
8/20/2024	-	-
9/20/2024	-	-
10/20/2024	-	-
11/20/2024	-	-
12/20/2024	-	-
1/20/2025	-	-
2/20/2025	-	-
3/20/2025	-	-
4/20/2025	-	-
5/20/2025	-	-
6/20/2025	-	-
7/20/2025	-	-
8/20/2025	-	-
9/20/2025	-	-
10/20/2025	-	-
11/20/2025	-	-
12/20/2025	-	-
1/20/2026	-	-
2/20/2026	-	-
3/20/2026	-	-
4/20/2026	-	-
5/20/2026	-	-
6/20/2026	-	-
7/20/2026	-	-
8/20/2026	-	-
9/20/2026	-	-
10/20/2026	-	-
11/20/2026	-	-
12/20/2026	-	-
1/20/2027	-	-
2/20/2027	-	-

III-C-2

Date	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)

3/20/2027	-	-
4/20/2027	-	-
5/20/2027	-	-
6/20/2027	-	-
7/20/2027	-	-
8/20/2027	-	-
9/20/2027	-	-
10/20/2027	-	-

III-C-3

SCHEDULE III-D

SERIES 2013-3 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2018	70,826,366	91,982,294	13,000,000
11/20/2018	70,708,124	91,828,732	13,000,000
12/20/2018	70,589,388	91,674,530	13,000,000
1/20/2019	70,470,158	91,519,686	13,000,000
2/20/2019	70,350,431	91,364,197	13,000,000
3/20/2019	70,230,205	91,208,059	13,000,000
4/20/2019	70,109,479	91,051,271	13,000,000
5/20/2019	69,988,249	90,893,829	13,000,000
6/20/2019	69,866,514	90,735,732	13,000,000
7/20/2019	69,744,272	90,576,976	13,000,000
8/20/2019	69,621,520	90,417,558	13,000,000
9/20/2019	69,498,257	90,257,477	13,000,000
10/20/2019	69,374,480	90,096,728	13,000,000
11/20/2019	69,250,188	89,935,310	13,000,000
12/20/2019	69,125,378	89,773,218	13,000,000
1/20/2020	69,000,048	89,610,452	13,000,000
2/20/2020	68,874,195	89,447,007	13,000,000
3/20/2020	68,747,819	89,282,881	13,000,000
4/20/2020	68,620,915	89,118,071	13,000,000
5/20/2020	68,493,483	88,952,575	13,000,000
6/20/2020	68,365,519	88,786,389	13,000,000
7/20/2020	68,237,023	88,619,511	13,000,000
8/20/2020	68,107,991	88,451,937	13,000,000
9/20/2020	67,978,422	88,283,666	13,000,000
10/20/2020	67,848,313	88,114,693	13,000,000
11/20/2020	-	87,945,015	13,000,000
12/20/2020	-	87,774,632	13,000,000
1/20/2021	-	87,603,537	13,000,000
2/20/2021	-	87,431,730	13,000,000
3/20/2021	-	87,259,208	13,000,000
4/20/2021	-	87,085,966	13,000,000
5/20/2021	-	86,912,002	13,000,000
6/20/2021	-	86,737,314	13,000,000
7/20/2021	-	86,561,898	13,000,000
8/20/2021	-	86,385,751	13,000,000
9/20/2021	-	86,208,870	13,000,000
10/20/2021	-	86,031,252	13,000,000
11/20/2021	-	85,852,894	13,000,000
12/20/2021	-	85,673,792	13,000,000
1/20/2022	-	85,493,945	13,000,000
2/20/2022	-	85,313,348	13,000,000
3/20/2022	-	85,131,999	13,000,000
4/20/2022	-	84,949,894	13,000,000
5/20/2022	-	84,767,031	13,000,000
6/20/2022	-	84,583,405	13,000,000
7/20/2022	-	84,399,014	13,000,000
8/20/2022	-	84,213,854	13,000,000
9/20/2022	-	84,027,924	13,000,000

III-D-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2022	-	83,841,219	13,000,000
11/20/2022	-	83,653,736	13,000,000
12/20/2022	-	83,465,471	13,000,000
1/20/2023	-	83,276,423	13,000,000
2/20/2023	-	83,086,586	13,000,000
3/20/2023	-	82,895,958	13,000,000
4/20/2023	-	82,704,537	13,000,000
5/20/2023	-	82,512,318	13,000,000
6/20/2023	-	82,319,297	13,000,000
7/20/2023	-	82,125,472	13,000,000
8/20/2023	-	81,930,841	13,000,000
9/20/2023	-	81,735,397	13,000,000
10/20/2023	-	81,539,140	13,000,000
11/20/2023	-	-	-
12/20/2023	-	-	-
1/20/2024	-	-	-
2/20/2024	-	-	-
3/20/2024	-	-	-
4/20/2024	-	-	-
5/20/2024	-	-	-
6/20/2024	-	-	-
7/20/2024	-	-	-
8/20/2024	-	-	-
9/20/2024	-	-	-
10/20/2024	-	-	-
11/20/2024	-	-	-
12/20/2024	-	-	-
1/20/2025	-	-	-
2/20/2025	-	-	-
3/20/2025	-	-	-
4/20/2025	-	-	-
5/20/2025	-	-	-
6/20/2025	-	-	-
7/20/2025	-	-	-
8/20/2025	-	-	-
9/20/2025	-	-	-
10/20/2025	-	-	-
11/20/2025	-	-	-
12/20/2025	-	-	-
1/20/2026	-	-	-
2/20/2026	-	-	-
3/20/2026	-	-	-
4/20/2026	-	-	-
5/20/2026	-	-	-
6/20/2026	-	-	-
7/20/2026	-	-	-
8/20/2026	-	-	-
9/20/2026	-	-	-
10/20/2026	-	-	-
11/20/2026	-	-	-
12/20/2026	-	-	-
1/20/2027	-	-	-
2/20/2027	-	-	-
3/20/2027	-	-	-
4/20/2027	-	-	-

III-D-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
5/20/2027	-	-	-
6/20/2027	-	-	-
7/20/2027	-	-	-
8/20/2027	-	-	-
9/20/2027	-	-	-
10/20/2027	-	-	-

III-D-3

SCHEDULE III-E

SERIES 2014-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2018	117,350,000.00	136,908,333.33	17,500,000.00
11/20/2018	117,300,000.00	136,850,000.00	17,500,000.00
12/20/2018	117,250,000.00	136,791,666.67	17,500,000.00
1/20/2019	117,200,000.00	136,733,333.33	17,500,000.00
2/20/2019	117,150,000.00	136,675,000.00	17,500,000.00
3/20/2019	117,100,000.00	136,616,666.67	17,500,000.00
4/20/2019	117,050,000.00	136,558,333.33	17,500,000.00
5/20/2019	117,000,000.00	136,500,000.00	17,500,000.00
6/20/2019	116,950,000.00	136,441,666.67	17,500,000.00
7/20/2019	116,900,000.00	136,383,333.33	17,500,000.00
8/20/2019	116,850,000.00	136,325,000.00	17,500,000.00
9/20/2019	116,800,000.00	136,266,666.67	17,500,000.00
10/20/2019	116,750,000.00	136,208,333.33	17,500,000.00
11/20/2019	116,700,000.00	136,150,000.00	17,500,000.00
12/20/2019	116,650,000.00	136,091,666.67	17,500,000.00
1/20/2020	116,600,000.00	136,033,333.33	17,500,000.00
2/20/2020	116,550,000.00	135,975,000.00	17,500,000.00
3/20/2020	116,500,000.00	135,916,666.67	17,500,000.00
4/20/2020	116,450,000.00	135,858,333.33	17,500,000.00
5/20/2020	116,400,000.00	135,800,000.00	17,500,000.00
6/20/2020	116,350,000.00	135,741,666.67	17,500,000.00
7/20/2020	116,300,000.00	135,683,333.33	17,500,000.00
8/20/2020	116,250,000.00	135,625,000.00	17,500,000.00
9/20/2020	116,200,000.00	135,566,666.67	17,500,000.00
10/20/2020	116,150,000.00	135,508,333.33	17,500,000.00
11/20/2020	116,100,000.00	135,450,000.00	17,500,000.00
12/20/2020	116,050,000.00	135,391,666.67	17,500,000.00
1/20/2021	116,000,000.00	135,333,333.33	17,500,000.00
2/20/2021	115,950,000.00	135,275,000.00	17,500,000.00
3/20/2021	115,900,000.00	135,216,666.67	17,500,000.00
4/20/2021	-	135,158,333.33	17,500,000.00
5/20/2021	-	135,100,000.00	17,500,000.00
6/20/2021	-	135,041,666.67	17,500,000.00
7/20/2021	-	134,983,333.33	17,500,000.00
8/20/2021	-	134,925,000.00	17,500,000.00
9/20/2021	-	134,866,666.67	17,500,000.00
10/20/2021	-	134,808,333.33	17,500,000.00
11/20/2021	-	134,750,000.00	17,500,000.00
12/20/2021	-	134,691,666.67	17,500,000.00
1/20/2022	-	134,633,333.33	17,500,000.00
2/20/2022	-	134,575,000.00	17,500,000.00
3/20/2022	-	134,516,666.67	17,500,000.00
4/20/2022	-	134,458,333.33	17,500,000.00
5/20/2022	-	134,400,000.00	17,500,000.00
6/20/2022	-	134,341,666.67	17,500,000.00
7/20/2022	-	134,283,333.33	17,500,000.00
8/20/2022	-	134,225,000.00	17,500,000.00
9/20/2022	-	134,166,666.67	17,500,000.00
10/20/2022	-	134,108,333.33	17,500,000.00

III-E-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
11/20/2022	-	134,050,000.00	17,500,000.00
12/20/2022	-	133,991,666.67	17,500,000.00
1/20/2023	-	133,933,333.33	17,500,000.00
2/20/2023	-	133,875,000.00	17,500,000.00
3/20/2023	-	133,816,666.67	17,500,000.00
4/20/2023	-	133,758,333.33	17,500,000.00
5/20/2023	-	133,700,000.00	17,500,000.00
6/20/2023	-	133,641,666.67	17,500,000.00
7/20/2023	-	133,583,333.33	17,500,000.00
8/20/2023	-	133,525,000.00	17,500,000.00
9/20/2023	-	133,466,666.67	17,500,000.00
10/20/2023	-	133,408,333.33	17,500,000.00
11/20/2023	-	133,350,000.00	17,500,000.00
12/20/2023	-	133,291,666.67	17,500,000.00
1/20/2024	-	133,233,333.33	17,500,000.00
2/20/2024	-	133,175,000.00	17,500,000.00
3/20/2024	-	133,116,666.67	17,500,000.00
4/20/2024	-	-	-
5/20/2024	-	-	-
6/20/2024	-	-	-
7/20/2024	-	-	-
8/20/2024	-	-	-
9/20/2024	-	-	-
10/20/2024	-	-	-
11/20/2024	-	-	-
12/20/2024	-	-	-
1/20/2025	-	-	-
2/20/2025	-	-	-
3/20/2025	-	-	-
4/20/2025	-	-	-
5/20/2025	-	-	-
6/20/2025	-	-	-
7/20/2025	-	-	-
8/20/2025	-	-	-
9/20/2025	-	-	-
10/20/2025	-	-	-
11/20/2025	-	-	-
12/20/2025	-	-	-
1/20/2026	-	-	-
2/20/2026	-	-	-
3/20/2026	-	-	-
4/20/2026	-	-	-
5/20/2026	-	-	-
6/20/2026	-	-	-
7/20/2026	-	-	-
8/20/2026	-	-	-
9/20/2026	-	-	-
10/20/2026	-	-	-
11/20/2026	-	-	-
12/20/2026	-	-	-
1/20/2027	-	-	-
2/20/2027	-	-	-
3/20/2027	-	-	-
4/20/2027	-	-	-
5/20/2027	-	-	-

III-E-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
6/20/2027	-	-	-
7/20/2027	-	-	-
8/20/2027	-	-	-
9/20/2027	-	-	-
10/20/2027	-	-	-

III-E-3

SCHEDULE III-F

SERIES 2015-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2018	93,337,500.00	265,275,000.00	30,000,000.00
11/20/2018	93,297,916.00	265,162,500.00	30,000,000.00
12/20/2018	93,258,334.00	265,050,000.00	30,000,000.00
1/20/2019	93,218,750.00	264,937,500.00	30,000,000.00
2/20/2019	93,179,166.00	264,825,000.00	30,000,000.00
3/20/2019	93,139,584.00	264,712,500.00	30,000,000.00
4/20/2019	93,100,000.00	264,600,000.00	30,000,000.00
5/20/2019	93,060,416.00	264,487,500.00	30,000,000.00
6/20/2019	93,020,834.00	264,375,000.00	30,000,000.00
7/20/2019	92,981,250.00	264,262,500.00	30,000,000.00
8/20/2019	92,941,666.00	264,150,000.00	30,000,000.00
9/20/2019	92,902,084.00	264,037,500.00	30,000,000.00
10/20/2019	92,862,500.00	263,925,000.00	30,000,000.00
11/20/2019	92,822,916.00	263,812,500.00	30,000,000.00
12/20/2019	92,783,334.00	263,700,000.00	30,000,000.00
1/20/2020	92,743,750.00	263,587,500.00	30,000,000.00
2/20/2020	92,704,166.00	263,475,000.00	30,000,000.00
3/20/2020	92,664,584.00	263,362,500.00	30,000,000.00
4/20/2020	92,625,000.00	263,250,000.00	30,000,000.00
5/20/2020	92,585,416.00	263,137,500.00	30,000,000.00
6/20/2020	92,545,834.00	263,025,000.00	30,000,000.00
7/20/2020	92,506,250.00	262,912,500.00	30,000,000.00
8/20/2020	92,466,666.00	262,800,000.00	30,000,000.00
9/20/2020	92,427,084.00	262,687,500.00	30,000,000.00
10/20/2020	92,387,500.00	262,575,000.00	30,000,000.00
11/20/2020	92,347,916.00	262,462,500.00	30,000,000.00
12/20/2020	92,308,334.00	262,350,000.00	30,000,000.00
1/20/2021	92,268,750.00	262,237,500.00	30,000,000.00
2/20/2021	92,229,166.00	262,125,000.00	30,000,000.00
3/20/2021	92,189,584.00	262,012,500.00	30,000,000.00
4/20/2021	92,150,000.00	261,900,000.00	30,000,000.00
5/20/2021	92,110,416.00	261,787,500.00	30,000,000.00
6/20/2021	92,070,834.00	261,675,000.00	30,000,000.00
7/20/2021	92,031,250.00	261,562,500.00	30,000,000.00
8/20/2021	91,991,666.00	261,450,000.00	30,000,000.00
9/20/2021	91,952,084.00	261,337,500.00	30,000,000.00
10/20/2021	91,912,500.00	261,225,000.00	30,000,000.00
11/20/2021	91,872,916.00	261,112,500.00	30,000,000.00
12/20/2021	91,833,334.00	261,000,000.00	30,000,000.00
1/20/2022	91,793,750.00	260,887,500.00	30,000,000.00
2/20/2022	91,754,166.00	260,775,000.00	30,000,000.00
3/20/2022	91,714,584.00	260,662,500.00	30,000,000.00
4/20/2022	-	260,550,000.00	30,000,000.00
5/20/2022	-	260,437,500.00	30,000,000.00
6/20/2022	-	260,325,000.00	30,000,000.00
7/20/2022	-	260,212,500.00	30,000,000.00

III-F-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
8/20/2022	-	260,100,000.00	30,000,000.00
9/20/2022	-	259,987,500.00	30,000,000.00
10/20/2022	-	259,875,000.00	30,000,000.00
11/20/2022	-	259,762,500.00	30,000,000.00
12/20/2022	-	259,650,000.00	30,000,000.00
1/20/2023	-	259,537,500.00	30,000,000.00
2/20/2023	-	259,425,000.00	30,000,000.00
3/20/2023	-	259,312,500.00	30,000,000.00
4/20/2023	-	259,200,000.00	30,000,000.00
5/20/2023	-	259,087,500.00	30,000,000.00
6/20/2023	-	258,975,000.00	30,000,000.00
7/20/2023	-	258,862,500.00	30,000,000.00
8/20/2023	-	258,750,000.00	30,000,000.00
9/20/2023	-	258,637,500.00	30,000,000.00
10/20/2023	-	258,525,000.00	30,000,000.00
11/20/2023	-	258,412,500.00	30,000,000.00
12/20/2023	-	258,300,000.00	30,000,000.00
1/20/2024	-	258,187,500.00	30,000,000.00
2/20/2024	-	258,075,000.00	30,000,000.00
3/20/2024	-	257,962,500.00	30,000,000.00
4/20/2024	-	257,850,000.00	30,000,000.00
5/20/2024	-	257,737,500.00	30,000,000.00
6/20/2024	-	257,625,000.00	30,000,000.00
7/20/2024	-	257,512,500.00	30,000,000.00
8/20/2024	-	257,400,000.00	30,000,000.00
9/20/2024	-	257,287,500.00	30,000,000.00
10/20/2024	-	257,175,000.00	30,000,000.00
11/20/2024	-	257,062,500.00	30,000,000.00
12/20/2024	-	256,950,000.00	30,000,000.00
1/20/2025	-	256,837,500.00	30,000,000.00
2/20/2025	-	256,725,000.00	30,000,000.00
3/20/2025	-	256,612,500.00	30,000,000.00
4/20/2025	-	-	-
5/20/2025	-	-	-
6/20/2025	-	-	-
7/20/2025	-	-	-
8/20/2025	-	-	-
9/20/2025	-	-	-
10/20/2025	-	-	-
11/20/2025	-	-	-
12/20/2025	-	-	-
1/20/2026	-	-	-
2/20/2026	-	-	-
3/20/2026	-	-	-
4/20/2026	-	-	-
5/20/2026	-	-	-
6/20/2026	-	-	-
7/20/2026	-	-	-
8/20/2026	-	-	-
9/20/2026	-	-	-
10/20/2026	-	-	-
11/20/2026	-	-	-
12/20/2026	-	-	-
1/20/2027	-	-	-
2/20/2027	-	-	-

III-F-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
3/20/2027	-	-	-
4/20/2027	-	-	-
5/20/2027	-	-	-
6/20/2027	-	-	-
7/20/2027	-	-	-
8/20/2027	-	-	-
9/20/2027	-	-	-
10/20/2027	-	-	-

III-F-3

SCHEDULE III-G

SERIES 2016-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2018	192,812,360	131,397,822	20,000,000
11/20/2018	192,500,237	131,191,304	20,000,000
12/20/2018	192,187,074	130,984,098	20,000,000
1/20/2019	191,872,867	130,776,201	20,000,000
2/20/2019	191,557,612	130,567,611	20,000,000
3/20/2019	191,241,307	130,358,326	20,000,000
4/20/2019	190,923,948	130,148,343	20,000,000
5/20/2019	190,605,530	129,937,660	20,000,000
6/20/2019	190,286,051	129,726,275	20,000,000
7/20/2019	189,965,508	129,514,185	20,000,000
8/20/2019	189,643,895	129,301,388	20,000,000
9/20/2019	189,321,211	129,087,882	20,000,000
10/20/2019	188,997,451	128,873,665	20,000,000
11/20/2019	188,672,612	128,658,733	20,000,000
12/20/2019	188,346,690	128,443,085	20,000,000
1/20/2020	188,019,682	128,226,718	20,000,000
2/20/2020	187,691,584	128,009,629	20,000,000
3/20/2020	187,362,392	127,791,817	20,000,000
4/20/2020	187,032,102	127,573,280	20,000,000
5/20/2020	186,700,712	127,354,013	20,000,000
6/20/2020	186,368,217	127,134,016	20,000,000
7/20/2020	186,034,614	126,913,285	20,000,000
8/20/2020	185,699,899	126,691,819	20,000,000
9/20/2020	185,364,068	126,469,614	20,000,000
10/20/2020	185,027,117	126,246,669	20,000,000
11/20/2020	184,689,044	126,022,981	20,000,000
12/20/2020	184,349,843	125,798,547	20,000,000
1/20/2021	184,009,512	125,573,364	20,000,000
2/20/2021	183,668,047	125,347,432	20,000,000
3/20/2021	183,325,443	125,120,746	20,000,000
4/20/2021	182,981,697	124,893,304	20,000,000
5/20/2021	182,636,806	124,665,105	20,000,000
6/20/2021	182,290,764	124,436,144	20,000,000
7/20/2021	181,943,570	124,206,421	20,000,000
8/20/2021	181,595,218	123,975,932	20,000,000
9/20/2021	181,245,705	123,744,674	20,000,000
10/20/2021	180,895,026	123,512,646	20,000,000
11/20/2021	180,543,179	123,279,844	20,000,000
12/20/2021	180,190,159	123,046,266	20,000,000
1/20/2022	179,835,962	122,811,910	20,000,000
2/20/2022	179,480,585	122,576,772	20,000,000
3/20/2022	179,124,023	122,340,851	20,000,000
4/20/2022	178,766,273	122,104,143	20,000,000
5/20/2022	178,407,329	121,866,646	20,000,000
6/20/2022	178,047,190	121,628,357	20,000,000
7/20/2022	177,685,850	121,389,275	20,000,000
8/20/2022	177,323,306	121,149,395	20,000,000
9/20/2022	176,959,553	120,908,716	20,000,000

III-G-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2022	176,594,587	120,667,234	20,000,000
11/20/2022	176,228,405	120,424,947	20,000,000
12/20/2022	175,861,003	120,181,853	20,000,000
1/20/2023	175,492,376	119,937,949	20,000,000
2/20/2023	175,122,520	119,693,231	20,000,000
3/20/2023	174,751,431	119,447,698	20,000,000
4/20/2023	174,379,105	119,201,346	20,000,000
5/20/2023	174,005,538	118,954,174	20,000,000
6/20/2023	173,630,726	118,706,177	20,000,000
7/20/2023	173,254,664	118,457,353	20,000,000
8/20/2023	172,877,349	118,207,701	20,000,000
9/20/2023	172,498,776	117,957,216	20,000,000
10/20/2023	172,118,942	117,705,896	20,000,000
11/20/2023	171,737,841	117,453,738	20,000,000
12/20/2023	171,355,470	117,200,740	20,000,000
1/20/2024	170,971,824	116,946,898	20,000,000
2/20/2024	170,586,900	116,692,211	20,000,000
3/20/2024	170,200,692	116,436,674	20,000,000
4/20/2024	169,813,197	116,180,286	20,000,000
5/20/2024	169,424,411	115,923,043	20,000,000
6/20/2024	169,034,328	115,664,942	20,000,000
7/20/2024	168,642,945	115,405,981	20,000,000
8/20/2024	168,250,258	115,146,157	20,000,000
9/20/2024	167,856,261	114,885,467	20,000,000
10/20/2024	167,460,952	114,623,908	20,000,000
11/20/2024	167,064,324	114,361,477	20,000,000
12/20/2024	166,666,375	114,098,171	20,000,000
1/20/2025	166,267,099	113,833,988	20,000,000
2/20/2025	165,866,492	113,568,924	20,000,000
3/20/2025	165,464,549	113,302,976	20,000,000
4/20/2025	165,061,267	113,036,142	20,000,000
5/20/2025	164,656,641	112,768,419	20,000,000
6/20/2025	164,250,666	112,499,803	20,000,000
7/20/2025	163,843,338	112,230,292	20,000,000
8/20/2025	163,434,651	111,959,882	20,000,000
9/20/2025	163,024,603	111,688,571	20,000,000
10/20/2025	162,613,188	111,416,355	20,000,000
11/20/2025	162,200,401	111,143,233	20,000,000
12/20/2025	161,786,238	110,869,199	20,000,000
1/20/2026	161,370,695	110,594,253	20,000,000
2/20/2026	160,953,767	110,318,390	20,000,000
3/20/2026	160,535,449	110,041,607	20,000,000
4/20/2026	160,115,737	109,763,902	20,000,000
5/20/2026	159,694,625	109,485,271	20,000,000
6/20/2026	159,272,110	109,205,711	20,000,000
7/20/2026	158,848,186	108,925,219	20,000,000
8/20/2026	158,422,850	108,643,793	20,000,000
9/20/2026	157,996,095	108,361,428	20,000,000
10/20/2026	-	108,078,122	20,000,000
11/20/2026	-	107,793,872	20,000,000
12/20/2026	-	107,508,674	20,000,000
1/20/2027	-	107,222,526	20,000,000
2/20/2027	-	106,935,424	20,000,000
3/20/2027	-	106,647,364	20,000,000
4/20/2027	-	-	-

III-G-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
5/20/2027	-	-	-
6/20/2027	-	-	-
7/20/2027	-	-	-
8/20/2027	-	-	-
9/20/2027	-	-	-
10/20/2027	-	-	-

III-G-3

SCHEDULE III-H

SERIES 2018-1 CLASS A-1 (AAA) NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class A-1 (AAA) Principal Balance ($)
Series Closing Date	150,000,000.00
11/20/2018	149,741,733.00
12/20/2018	149,483,466.00
1/20/2019	149,225,198.00
2/20/2019	148,966,931.00
3/20/2019	148,708,664.00
4/20/2019	148,450,397.00
5/20/2019	148,192,130.00
6/20/2019	147,933,862.00
7/20/2019	147,675,595.00
8/20/2019	147,417,328.00
9/20/2019	147,159,061.00
10/20/2019	146,900,794.00
11/20/2019	146,642,526.00
12/20/2019	146,384,259.00
1/20/2020	146,125,992.00
2/20/2020	145,867,725.00
3/20/2020	145,609,458.00
4/20/2020	145,351,190.00
5/20/2020	145,092,923.00
6/20/2020	144,834,656.00
7/20/2020	144,576,389.00
8/20/2020	144,318,122.00
9/20/2020	144,059,854.00
10/20/2020	143,801,587.00
11/20/2020	143,676,587.00
12/20/2020	143,551,587.00
1/20/2021	143,426,587.00
2/20/2021	143,301,587.00
3/20/2021	143,176,587.00
4/20/2021	143,051,587.00
5/20/2021	142,926,587.00
6/20/2021	142,801,587.00
7/20/2021	142,676,587.00
8/20/2021	142,551,587.00
9/20/2021	142,426,587.00
10/20/2021	142,301,587.00

III-H-1

Payment Date	Scheduled Class A-1 (AAA) Principal Balance ($)
11/20/2021	142,176,587.00
12/20/2021	142,051,587.00
1/20/2022	141,926,587.00
2/20/2022	141,801,587.00
3/20/2022	141,676,587.00
4/20/2022	141,551,587.00
5/20/2022	141,426,587.00
6/20/2022	141,301,587.00
7/20/2022	141,176,587.00
8/20/2022	141,051,587.00
9/20/2022	140,926,587.00
10/20/2022	140,801,587.00
11/20/2022	140,676,587.00
12/20/2022	140,551,587.00
1/20/2023	140,426,587.00
2/20/2023	140,301,587.00
3/20/2023	140,176,587.00
4/20/2023	140,051,587.00
5/20/2023	139,926,587.00
6/20/2023	139,801,587.00
7/20/2023	139,676,587.00
8/20/2023	139,551,587.00
9/20/2023	139,426,587.00
10/20/2023	139,301,587.00
11/20/2023	139,176,587.00
12/20/2023	139,051,587.00
1/20/2024	138,926,587.00
2/20/2024	138,801,587.00
3/20/2024	138,676,587.00
4/20/2024	138,551,587.00
5/20/2024	138,426,587.00
6/20/2024	138,301,587.00
7/20/2024	138,176,587.00
8/20/2024	138,051,587.00
9/20/2024	137,926,587.00
10/20/2024	-
11/20/2024	-
12/20/2024	-
1/20/2025	-
2/20/2025	-
3/20/2025	-
4/20/2025	-
5/20/2025	-

III-H-2

Payment Date	Scheduled Class A-1 (AAA) Principal Balance ($)
6/20/2025	-
7/20/2025	-
8/20/2025	-
9/20/2025	-
10/20/2025	-
11/20/2025	-
12/20/2025	-
1/20/2026	-
2/20/2026	-
3/20/2026	-
4/20/2026	-
5/20/2026	-
6/20/2026	-
7/20/2026	-
8/20/2026	-
9/20/2026	-
10/20/2026	-
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-

III-H-3

SCHEDULE III-I

SERIES 2018-1 CLASS A-2 (AAA) NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class A-2 (AAA) Principal Balance ($)
Series Closing Date	228,000,000.00
11/20/2018	227,607,434.00
12/20/2018	227,214,868.00
1/20/2019	226,822,302.00
2/20/2019	226,429,735.00
3/20/2019	226,037,169.00
4/20/2019	225,644,603.00
5/20/2019	225,252,037.00
6/20/2019	224,859,471.00
7/20/2019	224,466,905.00
8/20/2019	224,074,339.00
9/20/2019	223,681,772.00
10/20/2019	223,289,206.00
11/20/2019	222,896,640.00
12/20/2019	222,504,074.00
1/20/2020	222,111,508.00
2/20/2020	221,718,942.00
3/20/2020	221,326,376.00
4/20/2020	220,933,810.00
5/20/2020	220,541,243.00
6/20/2020	220,148,677.00
7/20/2020	219,756,111.00
8/20/2020	219,363,545.00
9/20/2020	218,970,979.00
10/20/2020	218,578,413.00
11/20/2020	218,388,413.00
12/20/2020	218,198,413.00
1/20/2021	218,008,413.00
2/20/2021	217,818,413.00
3/20/2021	217,628,413.00
4/20/2021	217,438,413.00
5/20/2021	217,248,413.00
6/20/2021	217,058,413.00
7/20/2021	216,868,413.00
8/20/2021	216,678,413.00
9/20/2021	216,488,413.00
10/20/2021	216,298,413.00

III-I-1

Payment Date	Scheduled Class A-2 (AAA) Principal Balance ($)
11/20/2021	216,108,413.00
12/20/2021	215,918,413.00
1/20/2022	215,728,413.00
2/20/2022	215,538,413.00
3/20/2022	215,348,413.00
4/20/2022	215,158,413.00
5/20/2022	214,968,413.00
6/20/2022	214,778,413.00
7/20/2022	214,588,413.00
8/20/2022	214,398,413.00
9/20/2022	214,208,413.00
10/20/2022	214,018,413.00
11/20/2022	213,828,413.00
12/20/2022	213,638,413.00
1/20/2023	213,448,413.00
2/20/2023	213,258,413.00
3/20/2023	213,068,413.00
4/20/2023	212,878,413.00
5/20/2023	212,688,413.00
6/20/2023	212,498,413.00
7/20/2023	212,308,413.00
8/20/2023	212,118,413.00
9/20/2023	211,928,413.00
10/20/2023	211,738,413.00
11/20/2023	211,548,413.00
12/20/2023	211,358,413.00
1/20/2024	211,168,413.00
2/20/2024	210,978,413.00
3/20/2024	210,788,413.00
4/20/2024	210,598,413.00
5/20/2024	210,408,413.00
6/20/2024	210,218,413.00
7/20/2024	210,028,413.00
8/20/2024	209,838,413.00
9/20/2024	209,648,413.00
10/20/2024	209,458,413.00
11/20/2024	209,268,413.00
12/20/2024	209,078,413.00
1/20/2025	208,888,413.00
2/20/2025	208,698,413.00
3/20/2025	208,508,413.00
4/20/2025	208,318,413.00
5/20/2025	208,128,413.00
III-I-2

Payment Date	Scheduled Class A-2 (AAA) Principal Balance ($)
6/20/2025	207,938,413.00
7/20/2025	207,748,413.00
8/20/2025	207,558,413.00
9/20/2025	207,368,413.00
10/20/2025	207,178,413.00
11/20/2025	206,988,413.00
12/20/2025	206,798,413.00
1/20/2026	206,608,413.00
2/20/2026	206,418,413.00
3/20/2026	206,228,413.00
4/20/2026	206,038,413.00
5/20/2026	205,848,413.00
6/20/2026	205,658,413.00
7/20/2026	205,468,413.00
8/20/2026	205,278,413.00
9/20/2026	205,088,413.00
10/20/2026	204,898,413.00
11/20/2026	204,708,413.00
12/20/2026	204,518,413.00
1/20/2027	204,328,413.00
2/20/2027	204,138,413.00
3/20/2027	203,948,413.00
4/20/2027	203,758,413.00
5/20/2027	203,568,413.00
6/20/2027	203,378,413.00
7/20/2027	203,188,413.00
8/20/2027	202,998,413.00
9/20/2027	202,808,413.00
10/20/2027	-

III-I-3

SCHEDULE III-J

SERIES 2018-1 CLASS A-3 (A+) NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class A-3 (A+) Principal Balance ($)
Series Closing Date	50,000,000.00
11/20/2018	49,979,167.00
12/20/2018	49,958,333.00
1/20/2019	49,937,500.00
2/20/2019	49,916,667.00
3/20/2019	49,895,833.00
4/20/2019	49,875,000.00
5/20/2019	49,854,167.00
6/20/2019	49,833,333.00
7/20/2019	49,812,500.00
8/20/2019	49,791,667.00
9/20/2019	49,770,833.00
10/20/2019	49,750,000.00
11/20/2019	49,729,167.00
12/20/2019	49,708,333.00
1/20/2020	49,687,500.00
2/20/2020	49,666,667.00
3/20/2020	49,645,833.00
4/20/2020	49,625,000.00
5/20/2020	49,604,167.00
6/20/2020	49,583,333.00
7/20/2020	49,562,500.00
8/20/2020	49,541,667.00
9/20/2020	49,520,833.00
10/20/2020	49,500,000.00
11/20/2020	49,458,333.00
12/20/2020	49,416,667.00
1/20/2021	49,375,000.00
2/20/2021	49,333,333.00
3/20/2021	49,291,667.00
4/20/2021	49,250,000.00
5/20/2021	49,208,333.00
6/20/2021	49,166,667.00
7/20/2021	49,125,000.00
8/20/2021	49,083,333.00
9/20/2021	49,041,667.00
10/20/2021	49,000,000.00
11/20/2021	48,958,333.00
12/20/2021	48,916,667.00
1/20/2022	48,875,000.00

III-J-1

Payment Date	Scheduled Class A-3 (A+) Principal Balance ($)
2/20/2022	48,833,333.00
3/20/2022	48,791,667.00
4/20/2022	48,750,000.00
5/20/2022	48,708,333.00
6/20/2022	48,666,667.00
7/20/2022	48,625,000.00
8/20/2022	48,583,333.00
9/20/2022	48,541,667.00
10/20/2022	48,500,000.00
11/20/2022	48,458,333.00
12/20/2022	48,416,667.00
1/20/2023	48,375,000.00
2/20/2023	48,333,333.00
3/20/2023	48,291,667.00
4/20/2023	48,250,000.00
5/20/2023	48,208,333.00
6/20/2023	48,166,667.00
7/20/2023	48,125,000.00
8/20/2023	48,083,333.00
9/20/2023	48,041,667.00
10/20/2023	48,000,000.00
11/20/2023	47,958,333.00
12/20/2023	47,916,667.00
1/20/2024	47,875,000.00
2/20/2024	47,833,333.00
3/20/2024	47,791,667.00
4/20/2024	47,750,000.00
5/20/2024	47,708,333.00
6/20/2024	47,666,667.00
7/20/2024	47,625,000.00
8/20/2024	47,583,333.00
9/20/2024	47,541,667.00
10/20/2024	-
11/20/2024	-
12/20/2024	-
1/20/2025	-
2/20/2025	-
3/20/2025	-
4/20/2025	-
5/20/2025	-
6/20/2025	-
7/20/2025	-
8/20/2025	-
9/20/2025	-
10/20/2025	-
11/20/2025	-

III-J-2

Payment Date	Scheduled Class A-3 (A+) Principal Balance ($)
12/20/2025	-
1/20/2026	-
2/20/2026	-
3/20/2026	-
4/20/2026	-
5/20/2026	-
6/20/2026	-
7/20/2026	-
8/20/2026	-
9/20/2026	-
10/20/2026	-
11/20/2026	-
12/20/2026	-
1/20/2027	-
2/20/2027	-
3/20/2027	-
4/20/2027	-
5/20/2027	-
6/20/2027	-
7/20/2027	-
8/20/2027	-
9/20/2027	-
10/20/2027	-

III-J-3

SCHEDULE III-K

SERIES 2018-1 CLASS A-4 (A+) NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class A-4 (A+) Principal Balance ($)
Series Closing Date	164,000,000.00
11/20/2018	163,931,667.00
12/20/2018	163,863,333.00
1/20/2019	163,795,000.00
2/20/2019	163,726,667.00
3/20/2019	163,658,333.00
4/20/2019	163,590,000.00
5/20/2019	163,521,667.00
6/20/2019	163,453,333.00
7/20/2019	163,385,000.00
8/20/2019	163,316,667.00
9/20/2019	163,248,333.00
10/20/2019	163,180,000.00
11/20/2019	163,111,667.00
12/20/2019	163,043,333.00
1/20/2020	162,975,000.00
2/20/2020	162,906,667.00
3/20/2020	162,838,333.00
4/20/2020	162,770,000.00
5/20/2020	162,701,667.00
6/20/2020	162,633,333.00
7/20/2020	162,565,000.00
8/20/2020	162,496,667.00
9/20/2020	162,428,333.00
10/20/2020	162,360,000.00
11/20/2020	162,223,333.00
12/20/2020	162,086,667.00
1/20/2021	161,950,000.00
2/20/2021	161,813,333.00
3/20/2021	161,676,667.00
4/20/2021	161,540,000.00
5/20/2021	161,403,333.00
6/20/2021	161,266,667.00
7/20/2021	161,130,000.00
8/20/2021	160,993,333.00
9/20/2021	160,856,667.00
10/20/2021	160,720,000.00
11/20/2021	160,583,333.00
12/20/2021	160,446,667.00
1/20/2022	160,310,000.00

III-K-1

Payment Date	Scheduled Class A-4 (A+) Principal Balance ($)
2/20/2022	160,173,333.00
3/20/2022	160,036,667.00
4/20/2022	159,900,000.00
5/20/2022	159,763,333.00
6/20/2022	159,626,667.00
7/20/2022	159,490,000.00
8/20/2022	159,353,333.00
9/20/2022	159,216,667.00
10/20/2022	159,080,000.00
11/20/2022	158,943,333.00
12/20/2022	158,806,667.00
1/20/2023	158,670,000.00
2/20/2023	158,533,333.00
3/20/2023	158,396,667.00
4/20/2023	158,260,000.00
5/20/2023	158,123,333.00
6/20/2023	157,986,667.00
7/20/2023	157,850,000.00
8/20/2023	157,713,333.00
9/20/2023	157,576,667.00
10/20/2023	157,440,000.00
11/20/2023	157,303,333.00
12/20/2023	157,166,667.00
1/20/2024	157,030,000.00
2/20/2024	156,893,333.00
3/20/2024	156,756,667.00
4/20/2024	156,620,000.00
5/20/2024	156,483,333.00
6/20/2024	156,346,667.00
7/20/2024	156,210,000.00
8/20/2024	156,073,333.00
9/20/2024	155,936,667.00
10/20/2024	155,800,000.00
11/20/2024	155,663,333.00
12/20/2024	155,526,667.00
1/20/2025	155,390,000.00
2/20/2025	155,253,333.00
3/20/2025	155,116,667.00
4/20/2025	154,980,000.00
5/20/2025	154,843,333.00
6/20/2025	154,706,667.00
7/20/2025	154,570,000.00
8/20/2025	154,433,333.00
9/20/2025	154,296,667.00
10/20/2025	154,160,000.00
11/20/2025	154,023,333.00

III-K-2

Payment Date	Scheduled Class A-4 (A+) Principal Balance ($)
12/20/2025	153,886,667.00
1/20/2026	153,750,000.00
2/20/2026	153,613,333.00
3/20/2026	153,476,667.00
4/20/2026	153,340,000.00
5/20/2026	153,203,333.00
6/20/2026	153,066,667.00
7/20/2026	152,930,000.00
8/20/2026	152,793,333.00
9/20/2026	152,656,667.00
10/20/2026	152,520,000.00
11/20/2026	152,383,333.00
12/20/2026	152,246,667.00
1/20/2027	152,110,000.00
2/20/2027	151,973,333.00
3/20/2027	151,836,667.00
4/20/2027	151,700,000.00
5/20/2027	151,563,333.00
6/20/2027	151,426,667.00
7/20/2027	151,290,000.00
8/20/2027	151,153,333.00
9/20/2027	151,016,667.00
10/20/2027	-

III-K-3

SCHEDULE III-L

SERIES 2018-1 CLASS B NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class B Principal Balance ($)
Series Closing Date	34,000,000
11/20/2018	34,000,000
12/20/2018	34,000,000
1/20/2019	34,000,000
2/20/2019	34,000,000
3/20/2019	34,000,000
4/20/2019	34,000,000
5/20/2019	34,000,000
6/20/2019	34,000,000
7/20/2019	34,000,000
8/20/2019	34,000,000
9/20/2019	34,000,000
10/20/2019	34,000,000
11/20/2019	34,000,000
12/20/2019	34,000,000
1/20/2020	34,000,000
2/20/2020	34,000,000
3/20/2020	34,000,000
4/20/2020	34,000,000
5/20/2020	34,000,000
6/20/2020	34,000,000
7/20/2020	34,000,000
8/20/2020	34,000,000
9/20/2020	34,000,000
10/20/2020	34,000,000
11/20/2020	34,000,000
12/20/2020	34,000,000
1/20/2021	34,000,000
2/20/2021	34,000,000
3/20/2021	34,000,000
4/20/2021	34,000,000
5/20/2021	34,000,000
6/20/2021	34,000,000
7/20/2021	34,000,000
8/20/2021	34,000,000
9/20/2021	34,000,000
10/20/2021	34,000,000
11/20/2021	34,000,000
12/20/2021	34,000,000
1/20/2022	34,000,000

III-L-1

Payment Date	Scheduled Class B Principal Balance ($)
2/20/2022	34,000,000
3/20/2022	34,000,000
4/20/2022	34,000,000
5/20/2022	34,000,000
6/20/2022	34,000,000
7/20/2022	34,000,000
8/20/2022	34,000,000
9/20/2022	34,000,000
10/20/2022	34,000,000
11/20/2022	34,000,000
12/20/2022	34,000,000
1/20/2023	34,000,000
2/20/2023	34,000,000
3/20/2023	34,000,000
4/20/2023	34,000,000
5/20/2023	34,000,000
6/20/2023	34,000,000
7/20/2023	34,000,000
8/20/2023	34,000,000
9/20/2023	34,000,000
10/20/2023	34,000,000
11/20/2023	34,000,000
12/20/2023	34,000,000
1/20/2024	34,000,000
2/20/2024	34,000,000
3/20/2024	34,000,000
4/20/2024	34,000,000
5/20/2024	34,000,000
6/20/2024	34,000,000
7/20/2024	34,000,000
8/20/2024	34,000,000
9/20/2024	34,000,000
10/20/2024	34,000,000
11/20/2024	34,000,000
12/20/2024	34,000,000
1/20/2025	34,000,000
2/20/2025	34,000,000
3/20/2025	34,000,000
4/20/2025	34,000,000
5/20/2025	34,000,000
6/20/2025	34,000,000
7/20/2025	34,000,000
8/20/2025	34,000,000
9/20/2025	34,000,000
10/20/2025	34,000,000
11/20/2025	34,000,000

III-L-2

Payment Date	Scheduled Class B Principal Balance ($)
12/20/2025	34,000,000
1/20/2026	34,000,000
2/20/2026	34,000,000
3/20/2026	34,000,000
4/20/2026	34,000,000
5/20/2026	34,000,000
6/20/2026	34,000,000
7/20/2026	34,000,000
8/20/2026	34,000,000
9/20/2026	34,000,000
10/20/2026	34,000,000
11/20/2026	34,000,000
12/20/2026	34,000,000
1/20/2027	34,000,000
2/20/2027	34,000,000
3/20/2027	34,000,000
4/20/2027	34,000,000
5/20/2027	34,000,000
6/20/2027	34,000,000
7/20/2027	34,000,000
8/20/2027	34,000,000
9/20/2027	34,000,000
10/20/2027	-

III-L-3